SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                  Commission Only (as
[X]  Definitive Proxy Statement                   permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                             AMERICAN RIVER BANKSHARES
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        (5) Total fee paid:

        ------------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials:

        ------------------------------------------------------------------------
[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        ------------------------------------------------------------------------
        (2) Form, Schedule or Registration State No.:

        ------------------------------------------------------------------------
        (3) Filing Party:

        ------------------------------------------------------------------------
        (4) Date Filed:

        ------------------------------------------------------------------------

                            AMERICAN RIVER BANKSHARES

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 17, 2007

TO THE SHAREHOLDERS OF AMERICAN RIVER BANKSHARES:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of American River Bankshares (the "Company") will be held on Thursday, May 17, 2007 at 5:00 p.m., at the North Ridge Country Club, located at 7600 Madison Avenue, Fair Oaks, California 95628 for the purpose of considering and voting upon the following matters:

     1.  Election of Directors. To elect nominees, Dorene C. Dominguez, Stephen
         H. Waks, and Michael A. Ziegler as Class II Directors to serve until the 2008 Annual Meeting of Shareholders; to elect nominees, Charles D. Fite, Robert J. Fox, and Roger J. Taylor, D.D.S. as Class III Directors to serve until the 2009 Annual Meeting of Shareholders; and to elect nominees Amador S. Bustos, William A. Robotham, and David T. Taber as Class I Directors to serve until the 2010 Annual Meeting of Shareholders and until their successors are duly elected and have qualified.

     2. Ratification of Independent Public Accountants. To ratify the selection of Perry-Smith LLP as independent registered public accountants for the 2007 fiscal year.

     3. Other Business. To transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

Article III, Section 3.3 of the bylaws of the Company provides for the nomination of directors in the following manner:

         "Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association, or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

The Board of Directors has fixed the close of business on April 5, 2007 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ STEPHEN H. WAKS

                                       Stephen H. Waks
                                       Corporate Secretary

Dated: April 19, 2007

PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND INDICATE IF YOU WILL ATTEND THE MEETING IN PERSON.

                       THIS PAGE INTENTIONALLY LEFT BLANK

Mailed to Shareholders
on or about April 19, 2007

                            AMERICAN RIVER BANKSHARES
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 17, 2007

                                  INTRODUCTION

         This proxy statement is furnished in connection with the solicitation of proxies for use at the 2007 Annual Meeting of Shareholders (the "Meeting") of American River Bankshares (the "Company") to be held on Thursday, May 17, 2007 at 5:00 p.m., at the North Ridge Country Club, located at 7600 Madison Avenue, Fair Oaks, California 95628 and at any and all postponements or adjournments thereof. Only shareholders of record on April 5, 2007 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 5,520,433 of the Company's no par value common stock.

Revocability of Proxies

         A proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, a proxy will be revoked if the shareholder executing such proxy is in attendance at the Meeting and such shareholder votes in person. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy.

         Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted "FOR" the nominees for election of directors named herein and "FOR" the ratification of the selection of Perry-Smith LLP as independent public accountants for the 2007 fiscal year. If any other business is properly presented at the Meeting, the proxy will be voted in accordance with the recommendations of management.

Solicitation of Proxies

         This solicitation of proxies is being made by the Board of Directors of the Company. The expenses of preparing, assembling, printing, and mailing this proxy statement and the materials used in this solicitation of proxies will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but directors, officers, and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy statement to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it is advisable.

Voting Securities

         On any matter submitted to the vote of the shareholders, each holder of common stock will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of the Company as of the Record Date.

         A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Company is not present or if a quorum is present but sufficient votes in favor of any of the proposals have not been received, the Meeting may be held for purposes of voting on those proposals for which sufficient votes have been received, and the persons named as proxyholders may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any of the proposals as to which sufficient votes have not been received.

         Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the Record Date, April 5, 2007, no individual known to the Company owned more than five percent (5%) of the outstanding shares of its common stock.

         The following table sets forth information as of April 5, 2007, concerning the equity ownership of the Company's directors, director-nominees, American River Bank directors, and the executive officers named in the Summary Compensation Table, and directors, director-nominees, American River Bank directors, and executive officers as a group. Unless otherwise indicated in the notes to the table, each person listed below possesses sole voting and sole investment power, or shared voting and investment power with a spouse, for the shares of the Company's common stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Company has only one class of shares outstanding, common stock. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.

 Name and Address (1) of                             Amount and Nature of                     Percent of
 Beneficial Owner                                    Beneficial Ownership                      Class (2)
 ------------------------------------------          --------------------                     ----------
 Kevin B. Bender                                          21,759 (4)                             0.4%
 Amador S. Bustos                                         11,198 (5)                             0.2%
 Raymond F. Byrne                                          4,446 (6)                             0.1%
 Mitchell A. Derenzo                                      40,395 (7)                             0.7%
 Dorene C. Dominguez                                           - (8)                             0.0%
 Charles D. Fite                                         126,534 (9)                             2.3%
 Robert J. Fox                                            13,778 (10)                            0.2%
 Gregory N. Patton                                        19,285 (11)                            0.3%
 William A. Robotham                                      74,145 (12)                            1.3%
 Larry D. Standing                                        30,092 (13)                            0.5%
 David T. Taber                                          125,430 (14)                            2.3%
 Roger J. Taylor, D.D.S.                                  52,051 (15)                            0.9%
 Douglas E. Tow                                           21,384 (16)                            0.4%
 Stephen H. Waks                                          62,527 (17)                            1.1%
 Philip A. Wright (3)                                     53,530 (18)                            1.0%
 Richard P. Vinson (3)                                    14,288                                 0.3%
 Michael A. Ziegler                                       11,948 (19)                            0.2%
 All directors, director-nominees, and                   682,790 (20)                           12.1%
 executive officers as a group (17 persons)

(1) The address for all persons listed is c/o American River Bankshares, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670.
(2) Includes shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.
(3) Mr. Wright and Mr. Vinson are directors of the Company's subsidiary, American River Bank.
(4) Includes 11,445 shares which Mr. Bender has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(5) Includes 1,986 shares which Mr. Bustos has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(6) Includes 4,336 shares which Mr. Byrne has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(7) Includes 6,717 shares which Mr. Derenzo has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(8)  Ms. Dominguez was appointed as a director on March 22, 2007.
(9) Includes 5,894 shares which Mr. Fite has the right to acquire upon the exercise of stock options within 60 days of the Record Date.

(10) Includes 2,189 shares which Mr. Fox has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(11) Includes 15,887 shares which Mr. Patton has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(12) Includes 23,687 shares which Mr. Robotham has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(13) Includes 693 shares which Mr. Standing has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(14) Includes 14,064 shares which Mr. Taber has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(15) Includes 7,914 shares which Doctor Taylor has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(16) Includes 11,129 shares which Mr. Tow has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(17) Includes 7,914 shares which Mr. Waks has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(18) Includes 6,681 shares which Mr. Wright has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(19) Includes 5,893 shares which Mr. Ziegler has the right to acquire upon the exercise of stock options within 60 days of the Record Date.
(20) Includes 126,429 stock options outstanding to purchase common stock exercisable within 60 days of the Record Date.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Company's bylaws provide that the number of directors of the Company shall not be less than eight (8) nor more than fifteen (15) until changed by an amendment to Article III, Section 3.2 of the bylaws duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time within the authorized range by, among other means, (i) a resolution duly adopted by the Board of Directors; or (ii) a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote. The exact number of directors is currently fixed at nine (9) by resolution of the Board of Directors. In 2005, a former director retired and the Company fixed the number at eight within the authorized range to reflect the reduction in the number of directors and reclassified the Board of Directors into two classes. Article Seven of the Company's articles of incorporation and Article III, Section 3.4 of the bylaws specify that if the authorized number of directors is nine (9) or more, the Board shall be divided into three classes. During 2007, the Board of Directors fixed the number of directors in the authorized range at nine and appointed Dorene C. Dominguez as a director and has included Ms. Dominguez in management's slate of nominees for election as a director. Therefore, it is necessary to reclassify the Board of Directors from two classes to three classes with each class consisting of three directors.

         The Board of Directors deems it to be appropriate and in the best interests of shareholders of the Corporation to reclassify the Board into three classes as follows: Directors Michael A. Ziegler, Stephen H. Waks and Dorene C. Dominguez shall be nominated for election as Class II Directors to serve for a one-year term expiring at the 2008 Annual Meeting of Shareholders; Directors Charles D. Fite, Robert J. Fox and Dr. Roger J. Taylor shall be nominated for election as Class III Directors to serve for a two-year term expiring at the 2009 Annual Meeting of Shareholders; and Directors Amador S. Bustos, William A. Robotham and David T. Taber shall be nominated for election as Class I Directors to serve for a three-year term expiring at the 2010 Annual Meeting of Shareholders.

         If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve.

         The following persons are the nominees of the Board of Directors for election as Class II directors to serve for a one-year term until the 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Nominees for Election as Class II Directors:

------------------------------------------------------------------------------------------------------------------------------
Name and Title                                                                                             Year First Elected
Other than Director                     Principal Occupation During the Last Five Years            Age          Director
------------------------------------------------------------------------------------------------------------------------------
Dorene C. Dominquez             Chairman and President, Vanir Group of Companies, Inc. in           44            2007
                                Sacramento since 2004. Vice President of Vanir Construction
                                Mgmt., Inc. in Sacramento from 1991 to 2004.

Stephen H. Waks                 Attorney-at-Law; Owner of Waks Law Corporation in Sacramento.       59            1986
Corporate Secretary

Michael A. Ziegler              President and Chief Executive Officer of PRIDE Industries in        62            2002
                                Sacramento.

         The following persons are the nominees of the Board of Directors for election as Class III directors to serve for a two-year term until the 2009 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Nominees for Election as Class III Directors:

------------------------------------------------------------------------------------------------------------------------------
Name and Title                                                                                             Year First Elected
Other than Director                     Principal Occupation During the Last Five Years            Age          Director
------------------------------------------------------------------------------------------------------------------------------
Charles D. Fite                 President, Fite Development Company in Sacramento.                  49            1993
Chairman

Robert J. Fox                   Partner, S.J. Gallina & Co., LLP, Certified Public Accountants      62            2004
                                in Sacramento.

Roger J. Taylor, D.D.S.         Dentist (Retired) and National Executive Director, Impax            61            1983
Vice Chairman                   Health Prime and a real estate developer in Sacramento.

         The following persons are the nominees of the Board of Directors for election as Class I directors to serve for a three-year term until the 2010 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Nominees for Election as Class I Directors:

------------------------------------------------------------------------------------------------------------------------------
Name and Title                                                                                             Year First Elected
Other than Director                     Principal Occupation During the Last Five Years            Age          Director
------------------------------------------------------------------------------------------------------------------------------
Amador S. Bustos                Chairman and Chief Executive Officer, Bustos Media LLC in           56            2004
                                Sacramento since 2004 and Managing Partner, Bustos Asset
                                Management LLC in Sacramento since 1999.

William A. Robotham             Executive Partner, Pisenti & Brinker LLP, Certified Public          65            2004
                                Accountants in Santa Rosa.

David T. Taber                  President and CEO, American River Bankshares since 1995.
President and CEO               CEO of American River Bank since 2004.                              46            1989


         None of the Company's, nominees for director listed above, American River Bank directors, or executive officers listed on page 10, were selected pursuant to any arrangement or understanding other than with the directors, American River Bank directors, and executive officers of the Company acting within their capacities as such. There are no family relationships between any two or more of the nominees for director, American River Bank directors or executive officers. No nominee for director, American River Bank director, or executive officer serves as a director of (i) any company which has a class of securities registered under Section 12, or which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, or (ii) any company registered as an investment company under the Investment Company Act of 1940.

         None of the nominees were subject to any legal proceedings involving violations of securities laws, convictions in a criminal proceeding (excluding traffic violations or minor offenses) or had a petition under bankruptcy laws filed against themselves or an affiliate within the last five years.

Committees of the Board of Directors

         The Nominating Committee, whose members are Charles D. Fite, Roger J. Taylor, D.D.S., Stephen H. Waks and Michael A. Ziegler (Chairman), has the responsibility to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating, and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and
(b) periodically reviewing and making recommendations on the composition of the Board of Directors. The Nominating Committee met once in 2006. All members of the Nominating Committee are "independent," as that term is defined under applicable NASDAQ listing rules. Candidates are selected in accordance with a Nominating Charter. The Nominating Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, American River Bankshares, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of independence for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate's experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Company that may enhance the reputation of the Company. The Company operates in a highly regulated industry and is subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Company are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Company's Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission, NASDAQ, or such state and federal banking regulatory authorities,
(b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors. The Nominating Charter adopted by the Board of Directors is attached to this proxy statement as Appendix A. The Nominating Committee recommended the slate of Nominees for Election described on page 3 and 4.

         The Compensation Committee, whose members include Charles D. Fite , Amador S. Bustos (Chairman), Michael A. Ziegler and William A. Robotham, oversees the performance and reviews the compensation of the executive officers and the directors of the Company and American River Bank. The Compensation Committee met nine (9) times during 2006. See the Compensation Discussion and Analysis on page 11 and the Compensation Committee Charter attached to this proxy statement as Appendix B for additional information regarding the functions of the Compensation Committee.

         o        Compensation Committee Interlocks and Insider Participation

                  The CEO is an invited guest to the Compensation Committee meetings and can be present at discussions regarding compensation matters relative to non-CEO executive officers or directors. The CEO cannot be present during deliberations or vote on CEO or non-CEO executive officer compensation matters.

                  The Board has determined that all members of the Compensation Committee are "independent," as that term is defined under applicable NASDAQ listing rules including Director Fite from which the Company has leased one of its bank premises since 1985. The current lease terms and the Company's policy are disclosed on page 26 of this proxy statement.

         The Audit Committee, whose members are Amador S. Bustos, Robert J. Fox, and William A. Robotham (Chairman), oversees the Company's independent public accountants, analyzes the results of internal and regulatory examinations and monitors the financial and accounting organization and reporting. Director Fox has been designated by the Board of Directors as an "audit committee financial expert" as defined under rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee met four (4) times in 2006. See the Audit Committee Report on page 29 and the Audit Committee Charter attached to this proxy statement as Appendix C for additional information regarding the functions of the Audit Committee. In addition, the Company's Audit Committee held two (2) "executive sessions" which only the non-employee directors attended, each of whom is "independent" as defined under applicable NASDAQ listing rules. In addition, each other member of the Audit Committee is "financially literate" as defined under applicable NASDAQ listing rules.

         The Finance and Capital Committee, whose members include Roger J. Taylor, D.D.S., Stephen H. Waks (Chairman), and Michael A. Ziegler, has the responsibility to (a) oversee asset liability management and the investment portfolio including recommending to the full Board of Directors the annual investment strategy; (b) recommend to the full Board of Directors the annual operating budget for the Company; and (c) review premises leases for recommendation to the full Board of Directors. The Finance and Capital Committee met five (5) times during 2006.

         The Executive Committee, whose members include Charles D. Fite (Chairman), David T. Taber, Amador S. Bustos, William A. Robotham and Stephen H. Waks oversees long range planning, formulates and recommends broad policy positions for the full Board of Directors to consider and is responsible for evaluating and recommending to the full Board of Directors matters pertaining to mergers and acquisitions. The Executive Committee met three (3) times during 2006.

         The Loan Committee has the responsibility for establishing loan policy, approving loans which exceed certain dollar limits and reviewing the outside loan review firm's examinations of the loan portfolios. American River Bank's Loan Committee includes Charles D. Fite, Robert J. Fox (Chairman), Roger J. Taylor, D.D.S., Stephen H. Waks, and Philip A. Wright. American River Bank's Loan Committee met twenty-nine (29) times during 2006.

         During 2006, the Company's Board of Directors held twelve (12) regular meetings. In addition, the Company's Board of Directors held three (3) "executive sessions" which only the non-employee directors attended, each of whom is "independent" as defined under applicable NASDAQ listing rules. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the number of meetings of the committees on which they served.

         A majority of the members of the Board of Directors, each of whom is "independent" as defined under applicable NASDAQ listing rules, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows:
Board of Directors, American River Bankshares, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670.

         The Company requires members of its Board of Directors to attend the Company's annual meeting of shareholders each year. All the directors attended the Company's annual meeting of shareholders held in 2006.

Director Compensation Program

         The Compensation Committee of the Board of Directors (the "Compensation Committee") oversees the Company's director compensation program. The compensation program includes elements that are designed specifically for the directors. Additionally, the Compensation Committee is charged with the review, and recommendation to the full Board of Directors, of all annual compensation decisions relating to the directors.

         The Compensation Committee's compensation philosophy was developed to balance and align the interests of the directors and shareholders. The three primary elements of compensation for our directors are cash compensation, long-term equity-based incentives, and a Director Emeritus Plan.

         The Compensation Committee has retained The Balser Group, a compensation and benefits consulting firm. The Balser Group serves as an independent compensation consultant to advise the Compensation Committee on all matters related to the Board compensation and general compensation programs.

         The Balser Group assists the Compensation Committee by providing comparative market data on compensation practices and programs based on an analysis of peer organizations. The Balser Group also provides guidance on industry best practices. The Compensation Committee selected a compensation peer group of companies consisting of nine publicly-traded, mid-to-high performing financial institutions within and around our geographic market (the "Peer Group"). The Peer Group is used to benchmark compensation levels against companies that are similar in breadth and scope to our Company. The following nine companies comprise the Peer Group used for 2006: Bank of Marin, Central Valley Community Bancorp, Community Bancorp, Community Valley Bancorp, First Northern Community Bancorp, Foothill Independent Bancorp, Harrington West Financial Group, North Valley Bancorp, and Sierra Bancorp. The Peer Group data is combined with other published survey information to create the "Survey Data."

         The Company targets total compensation to be at or above the Peer Group average. The goal of the cash compensation is to be close to the Peer Group average, while long-term incentives and retirement benefits are targeted at or above the Peer Group averages. The decisions by the Board about its member's compensation are based on analysis of the Peer Group averages, the directors' completion of continuing education programs, attendance at Board and committee meetings and prompt responses to management's requests for information required to complete and timely file regulatory filings.

     o   Overview of Director Compensation Elements

         The Company's Director Compensation Program consists of several compensation elements, as illustrated in the table below.

------------------------------------------------------------------------------------------------------------------------------
        Pay Element                      What the Pay Element Rewards                       Purpose of the Pay Element
------------------------------------------------------------------------------------------------------------------------------
Cash Compensation            Director contribution to the governance of the         o    Provide fixed compensation based
                             Company.                                                    on competitive market practice.
------------------------------------------------------------------------------------------------------------------------------
Long-Term                    Stock Options:                                         o    Maximize stock price performance;
Incentives                   o    The Company's stock price performance; and        o    Increase director ownership in
                                                                                         the Company; and
                             o    Continued role with the Company during a          o    Promote a long-term Company
                                  five- year vesting period.                             outlook.
------------------------------------------------------------------------------------------------------------------------------
Retirement                   o    The Deferred Fee Plan is a nonqualified           o    Provides a tax-deferred
Benefits                          voluntary deferral program that allows the             retirement savings program. The
                                  directors to tax-defer a portion of their cash         Deferred Fee Plan is described in
                                  compensation.                                          more detail on page 8 of this proxy
                                                                                         statement.

                             o    The Director Emeritus Plan provides the           o    The Director Emeritus Plan makes
                                  director with retirement benefits for ongoing          available benefits for the directors
                                  consulting.                                            to secure their consulting services
                                                                                         following their retirement from the
                                                                                         Company. The Director Emeritus Plan
                                                                                         is described in more detail on page
                                                                                         9 of this proxy statement.
------------------------------------------------------------------------------------------------------------------------------

         The use of these compensation elements enables us to reinforce our pay for performance philosophy, as well as strengthen our ability to attract and retain highly qualified directors.

     o   Detail of Director Compensation Elements

         The Compensation Committee believes the total compensation and benefits program for the directors should consist of the following: cash compensation, long-term incentives and retirement benefits.

         o        Cash Compensation

                  The cash compensation paid to non-employee directors of American River Bankshares during 2006 included a retainer of $600 per month, a fee of $300 for attendance at monthly board meetings, and a fee of $200 for attendance at each committee meeting, other than the Directors Loan Committee of American River Bank whose outside director members received a fee of $300 for each meeting attended. In addition to the fees received as non-employee directors in connection with the attendance at Board and committee meetings, the Chairman of the Board of Directors received an additional retainer fee of $400 per month, and the Chairman of the Audit Committee, the Chairman of the Finance and Capital Committee and the Chairman of American River Bank's Directors Loan Committee each received an additional retainer fee of $200 per month. The fees paid in 2006 by American River Bankshares and American River Bank to all directors are disclosed in the Directors Compensation Table on page 9 of this proxy statement.

                  The director fee schedule changed effective January 1, 2007, to pay non-employee directors a retainer of $800 per month, a fee of $400 for attendance at each Board meeting, a fee of $350 for attendance at each subsidiary board meeting, and a fee of $300 for attendance at each committee meeting, other than the Directors Loan Committee of American River Bank whose outside director members received a fee of $400 for each meeting attended. In addition to the fees received as non-employee directors in connection with attending Board and committee meetings, the Chairman of the Board of Directors receives an additional retainer fee of $700 per month, and the Chairman of the Audit Committee, the Chairman of the Finance and Capital Committee, the Chairman of the Compensation Committee and the Chairman of American River Bank's Directors Loan Committee each receives an additional retainer fee of $300 per month.

         o        Long-Term Incentive

                  The long-term incentive compensation element has historically been provided in the form of stock options that vest and become exercisable ratably over five years. The Compensation Committee has used stock options, rather than other forms of long-term incentives, because they create value for the director only if the shareholder value is increased through an increased stock price. The Compensation Committee believes that this creates strong alignment between the interests of the directors and shareholders.

         In 2000, the Board of Directors approved the American River Bankshares 2000 Stock Option Plan (the "Stock Option Plan") for performance-related awards for directors, executive officers and other key employees. Our shareholders approved the Stock Option Plan in September 2000. The compensation expense related to stock option grants to directors is shown in the Directors Compensation Table on page 9 of this proxy statement.

         Options granted to the directors and executive officers are generally granted annually, at the same time as grants to the general eligible officer population. Option grant recommendations are made at Compensation Committee meetings scheduled in advance to meet appropriate deadlines for compensation related decisions. The Compensation Committee then recommends the grants to the full Board of Directors for their approval. Our practice is that the full Board of Directors approves all stock option grants at regularly scheduled meetings. The meetings are held after the close of the U.S. stock markets and the Board sets the exercise price for each stock option using the closing price of the Company's stock price on the date of grant.

         There is a limited term in which the director can exercise stock options, known as the option term. The option term is generally ten years from the date of grant. At the end of the option term, the right to purchase any unexercised options expires. Option holders generally forfeit any unvested options upon separation with the Company. In certain instances, stock options may vest on an accelerated schedule. A change of control may trigger accelerated vesting. In this instance, all unvested options will vest as of the date of the change in control.

         The director options are granted after review of their performance for the preceding calendar year. The targeted options are granted based on factors including: a) attendance at Board and committee meetings (30% of option grant target), b) completion of a specified number of continuing education hours (40% of option grant target), and c) prompt responses to management's requests for information required to complete and timely file regulatory filings (30% of option grant target). On March 17, 2006, Directors Fite, Fox, Robotham, Taylor, Waks and Ziegler were granted a nonstatutory stock option under the 2000 Plan to purchase 3,208 shares of American River Bankshares common stock at $27.80 per share (converted to 3,368 shares at $26.48 as adjusted for the 5% stock dividend declared in November 2006). On the same date Director Bustos was granted a nonstatutory stock option to purchase 2,245 shares at the same price (converted to 2,357 shares based on the same stock dividend). See the Grants of Plan-Based Awards Table for Directors on page 10 of this proxy statement. On February 16, 2005, Directors Bustos, Fite, Fox, Robotham, Taylor, Waks and Ziegler were granted a nonstatutory stock option under the 2000 Plan to purchase 3,437 shares of American River Bankshares common stock at $22.00 per share (converted to 3,788 shares at $19.96 as adjusted for the 5% stock dividends declared in November 2005 and 2006). On April 21, 2004, Directors Fite, Taylor, Waks, and Ziegler were granted a nonstatutory stock option under the 2000 Plan to purchase 4,365 shares of American River Bankshares common stock at $21.42 per share (converted to 5,052 shares at $18.51 as adjusted for the 5% stock dividends declared in December 2004 and November 2005 and 2006). On March 19, 2003, Directors Fite, Taylor, and Waks were granted a nonstatutory stock option to purchase 1,940 shares of American River Bankshares common stock at $22.34 per share (converted to 3,637 shares at $12.87 as adjusted for a 3-for-2 stock split declared in October 2003 and 5% stock dividends declared in December 2004 and November 2005 and 2006). On May 21, 2003, Director Ziegler was granted a nonstatutory stock option to purchase 485 shares of American River Bankshares common stock at $24.22 per share (converted to 841 shares at $13.96 as adjusted for a 3-for-2 stock split declared in October 2003 and 5% stock dividends declared in December 2004 and November 2005 and 2006)

         o        Retirement Benefits

         Effective December 20, 2001, a Deferred Fee Plan was established for the purpose of providing the directors an opportunity to defer tax on director fees. Participating directors may elect to defer a portion, up to 100%, of their monthly cash compensation. American River Bankshares bears the administration costs and pays interest on the deferred balances at a rate equal to the five-year U.S. Treasury Bond plus 4.0%, but does not make contributions to the deferred account balances. The amounts deferred and the earnings thereon are unfunded. During 2006, Directors Bustos and Ziegler participated in the Deferred Fee Plan and deferred $12,000 and $13,600, respectively.

         In January 2003, the Board of Directors approved a Directors Retirement Plan and in June 2004, this Directors Retirement Plan was replaced with a Director Emeritus Program, whereby each director, upon full retirement from the Company's or an affiliate's Board of Directors, is entitled to receive installment payments over a 24 month period following retirement which are equal to the total Board of Director and committee fees received by a director for such service during the two full calendar years prior to retirement. To qualify for the payments, a director participating in the Director Emeritus Program must continue to support the Company by making himself/herself available for consultation with management and/or the Board, continue to be a referral source for business to the Company and attend Company functions such as annual meetings for a period of two years after retirement. The Director Emeritus Program contains a ten-year vesting component. A director vests 10% for each year of service on the Board of Directors of the Company or an affiliate Board of Directors. During 2006, four former directors participated in the Director Emeritus Program and received payments totaling $28,045.

Director Compensation Table

         The following table shows the compensation of the Company's Board of Directors during the fiscal year 2006.

--------------------------------------------------------------------------------------------------------------------
                                                                            Change in Pension
                                                                               Value and
                                                                              Nonqualified
                                                                                Deferred
                              Fees Earned or                                   Compensation
                               Paid in Cash              Option Awards           Earnings               Total
Name                                ($)                     ($) (1) (2)           ($) (3)                 ($)
--------------------------------------------------------------------------------------------------------------------
Charles D. Fite                     $ 27,200                  $ 12,448                     -           $  39,648
--------------------------------------------------------------------------------------------------------------------
Roger J. Taylor, D.D.S.             $ 19,350                  $ 12,448                     -           $  31,798
--------------------------------------------------------------------------------------------------------------------
Amador S. Bustos (4)                $ 12,000                  $  5,864                 $ 480           $  18,344
--------------------------------------------------------------------------------------------------------------------
Dorene C. Dominguez (5)                    -                         -                     -                   -
--------------------------------------------------------------------------------------------------------------------
Robert J. Fox                       $ 24,200                  $  6,936                     -           $  31,136
--------------------------------------------------------------------------------------------------------------------
William A. Robotham (6)             $ 18,150                  $  6,936                     -           $  25,086
--------------------------------------------------------------------------------------------------------------------
Stephen H. Waks                     $ 21,550                  $ 12,448                     -           $  33,998
--------------------------------------------------------------------------------------------------------------------
Philip A. Wright (7)                $ 10,400                         -                     -           $  10,400
--------------------------------------------------------------------------------------------------------------------
Richard P. Vinson                   $  2,750                         -                     -           $   2,750
--------------------------------------------------------------------------------------------------------------------
Michael A. Ziegler (8)              $ 16,600                  $ 11,807                 $ 707           $  29,117
--------------------------------------------------------------------------------------------------------------------

(1) The amount reported in this column is the dollar amount recognized for financial statement reporting purposes for 2006 in accordance with FAS 123(R). Options awarded on March 17, 2006 were valued at $8.73/share in accordance with FAS 123(R). The assumptions used to calculate FAS 123(R) fair value are described in footnote 2 to our consolidated financial statements included in our Annual Report on Form 10-K.
(2) As of December 31, 2006, the aggregate number of unexercised stock options (vested and unvested) held by each director is as follows: Mr. Fite, 13,555; Dr. Taylor, 15,575; Mr. Bustos, 6,145; Ms. Dominquez, 0; Mr. Fox, 7,156; Mr. Robotham, 28,654; Mr. Waks, 15,575; Mr. Wright, 6,681; Mr.
     Vinson, 0; and Mr. Ziegler, 8,499.
(3) Amount represents the preferential rate paid on amounts deferred under the Deferred Fee Plan. See page 8 of this proxy statement for discussion of Deferred Fee Plan.
(4) Mr. Bustos deferred the entire $12,000 earned in 2006 under the Deferred Fee Plan. See page 8 of this proxy statement for discussion of Deferred Fee Plan.
(5)  Ms. Dominguez was appointed to the Board in March 2007.
(6) Includes $250 for fees earned in connection with Mr. Robotham's role on the advisory Board for North Coast Bank, a division of American River Bank.
(7) Includes $750 for fees earned in connection with Mr. Wright's role on the advisory Board for North Coast Bank, a division of American River Bank.
(8) Mr. Ziegler deferred $13,600 of the total earned in 2006 under the Deferred Fee Plan. See page 8 of this proxy statement for discussion of Deferred Fee Plan.

Grants of Plan-Based Awards Table for Directors

         The following table summarizes the stock options that were granted pursuant to the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") to the Company's directors in the fiscal year ended December 31, 2006. Shareholders approved the 2000 Stock Option Plan on September 21, 2000. All of the grants were made on March 17. All options vest ratably over a five-year period commencing one year after the grant date. Options may become exercisable in full in the event of a change of control as defined in the 2000 Stock Option Plan. The Company does not have any other equity based plans.


-------------------------------------------------------------------------------------------------------------------------------
                                                                   All Other
                                                                 Option Awards:          Exercise
                                                                   Number of                or              Grant Date
                                                                  Securities            Base Price          Fair Value
                                                                  Underlying             of Option       of Stock and Option
                                                 Grant              Options               Awards               Awards
  Name                                           Date                 (#)               ($/Sh) (1)             ($) (2)
-------------------------------------------------------------------------------------------------------------------------------
  Charles D. Fite                              3/17/2006             3,208                $ 27.80             $ 28,006
-------------------------------------------------------------------------------------------------------------------------------
  Roger J. Taylor, D.D.S.                      3/17/2006             3,208                $ 27.80             $ 28,006
-------------------------------------------------------------------------------------------------------------------------------
  Amador S. Bustos                             3/17/2006             2,245                $ 27.80             $ 19,599
-------------------------------------------------------------------------------------------------------------------------------
  Dorene C. Dominguez (3)                          -                   -                     -                    -
-------------------------------------------------------------------------------------------------------------------------------
  Robert J. Fox                                3/17/2006             3,208                $ 27.80             $ 28,006
-------------------------------------------------------------------------------------------------------------------------------
  William A. Robotham                          3/17/2006             3,208                $ 27.80             $ 28,006
-------------------------------------------------------------------------------------------------------------------------------
  Stephen H. Waks                              3/17/2006             3,208                   -                    -
-------------------------------------------------------------------------------------------------------------------------------
  Philip A. Wright                                 -                   -                  $ 27.80             $ 28,006
-------------------------------------------------------------------------------------------------------------------------------
  Richard P. Vinson                                -                   -                     -                    -
-------------------------------------------------------------------------------------------------------------------------------
  Michael A. Ziegler                           3/17/2006             3,208                $ 27.80             $ 28,006
-------------------------------------------------------------------------------------------------------------------------------

(1) It is the Company's policy that the exercise price for each stock option is the market value as of the close of the market on the date of grant.
(2) The Black-Scholes option-pricing model was used to estimate the grant date fair value of the options in this column. Use of this model should not be construed as an endorsement of its accuracy. All stock option pricing models require predictions about the future movement of the stock price. The assumptions used to develop the grant date valuations were: risk-free rate of return of 4.6%, dividend rate of 2.2%, volatility rate of 29.6%, quarterly reinvestment of dividends and an average term of 7 years. The real value of the options in this table will depend on the actual performance of the Company's common stock during the applicable period and the fair market value of the Company's common stock on the date the options are exercised.
(3)  Ms. Dominguez was appointed to the Board in March 2007.


                               EXECUTIVE OFFICERS

         The executive officers of the Company during 2006 were the following persons:

------------------------------------------------------------------------------------------------------------------------------
                                           OFFICER
NAME                           AGE          SINCE        PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
David T. Taber                  46           1985        President and Chief Executive Officer, American River Bankshares
                                                         since 1995. Chief Executive Officer of American River Bank since
                                                         2004.
------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Derenzo             45           1992        Executive Vice President and Chief Financial Officer of American
                                                         River Bankshares since 1995. Chief Financial Officer of American
                                                         River Bank since 1992.
------------------------------------------------------------------------------------------------------------------------------
Raymond F. Byrne                59           2000        President of North  Coast Bank, a division of American River Bank, since 2003. Senior Vice President and Senior Lender of North Coast
                                                         Bank from 2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------
Gregory N. Patton               48           1995        President of American River Bank since 2004. Senior Vice President and Senior Commercial Loan Officer of American River Bank from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------
Larry D. Standing               64           2004        President of Bank of Amador, a division of American River Bank, since 2004. President of Bank of Amador from 1983 to 2004.
------------------------------------------------------------------------------------------------------------------------------
Kevin B. Bender                 43           1999        Executive Vice President and Chief Information Officer of American
                                                         River Bankshares since 1999.
------------------------------------------------------------------------------------------------------------------------------
Douglas E. Tow                  53           1994        Executive Vice  President and Chief Credit Officer of American River
                                                         Bankshares since 2003. Chief Credit Officer of American River Bank since 1994.
------------------------------------------------------------------------------------------------------------------------------

                      COMPENSATION DISCUSSION AND ANALYSIS

Oversight of Executive Compensation Program

         The Compensation Committee of the Board of Directors (the "Compensation Committee") oversees the Company's compensation programs. The compensation programs include elements that are designed specifically for the executive officers (the "Executives" or an "Executive"), which include the Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") and the other Executives named in the Summary Compensation Table. Additionally, the Compensation Committee is charged with the review and recommendation to the full Board of Directors of all annual compensation decisions relating to the Executives.

         The Compensation Committee is composed entirely of non-management members of the Board of Directors. The Board of Directors has determined that each member of the Compensation Committee is independent under applicable NASDAQ listing rules. No Compensation Committee member participates in any of the Company's employee compensation programs. Each year the Company's Audit Committee reviews any and all relationships that each director may have with the Company and the Board of Directors subsequently reviews the findings of the Audit Committee. The CEO of the Company was not present during the Compensation Committee voting or deliberations regarding his compensation.

         The Compensation Committee has taken the following actions to improve the links between Executive pay and performance:

     o   Including performance-based awards in the Company's incentive programs;

     o Hiring an independent compensation consultant to advise on executive compensation issues;

     o Realigning compensation structures based on a more clearly defined competitive pay strategy; and

     o Reviewing and approving the industry specific Peer Group (as defined below) for more precise performance comparisons.

         The responsibilities of the Compensation Committee, as stated in its charter, include the following:

     o Provide oversight to the Company's overall compensation strategy and objectives pursuant to the goals of the Company.

     o Review and recommend to the Board of Directors, changes to the structure and design of the compensation elements for the Executives including: annual base salary, annual cash incentives, long-term equity incentives, retirement plans (401(k), deferred compensation, and salary continuation plans), and change in control benefits and severance.

     o Review and recommend to the Board of Directors, changes in the structure and design of the compensation elements for the Board of Directors of the Company and subsidiary(ies) and any committees thereof, including cash (meeting fees, retainers), long-term equity incentive plans and the Director Emeritus Program.

     o Review and recommend to the Board of Directors, the appropriate peer group to be used in benchmarking executive and board compensation.

     o Recommend annually to the Board of Directors, the compensation of the CEO, including base salary, annual cash incentive opportunity and changes to other compensation elements.

     o Recommend annually to the Board of Directors, the compensation of other executive officers based on the recommendation of the CEO including base salary, annual cash incentive opportunity and changes to other compensation elements.

     o Recommend to the Board of Directors the performance metrics and weights of each as required by the Company's Executive Annual Incentive Plan.

     o Recommend to the Board of Directors, changes to Company Board member and/or subsidiary Board member compensation.

     o Recommend to the Board of Directors, annual equity grants to the Executives, board members and other key employees, pursuant to Board of Directors approved option granting methodology.

     o Recommend to the Board of Directors, additions to personnel covered by the Company's Deferred Compensation Plan.

     o Recommend to the Board of Directors, employment and/or severance agreements for the Executives.

     o Periodically review and recommend to the Board of Directors, changes to Executive retirement benefits, employment agreements, and change in control benefits and severance plans.

     o Periodically review the Company succession plans relating to positions held by the Executives and make recommendations to the Board of Directors regarding the process for selecting the individuals to fill these positions.

     o Evaluate the CEO's performance relative to the goals and objectives of the Company and discuss evaluations of other executive officers with the CEO.

     o Annually review and recommend changes deemed necessary to the Compensation Committee Charter.

     o Prepare and submit an appropriate "Compensation Committee Report" pursuant to applicable regulations of the Securities and Exchange Commission for inclusion in the management proxy statement for each annual meeting of shareholders, stating, among other matters, whether
         (i) the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and (ii) the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in such proxy statement and the Company's Annual Report on Form 10-K.

     o Perform such other duties and responsibilities as it may be required by the rules and regulations that govern the Company that are consistent with the purpose of the Compensation Committee, or as the Board of Directors may deem appropriate.

Overview of Compensation Philosophy

         The Compensation Committee's compensation philosophy was developed to balance and align the interests of the Executives and shareholders. The philosophy is intended to attract, motivate, reward and retain the most qualified management talent required to achieve corporate objectives and increase shareholder value, while at the same time the compensation philosophy seeks to make the most efficient use of shareholder resources. To this end, the compensation philosophy emphasizes rewards for performance.

         The three primary components of compensation for the Executives are base salary, annual cash incentive opportunity and long-term, equity-based incentive compensation. The Company also provides the Executives with retirement benefits that are earned over time.

         To be effective, the compensation philosophy must reflect the corporate mission, culture, and long-term goals of the Company. In order to recruit and retain the most qualified and competent individuals as Executives, the Company strives to maintain a compensation program that is competitive in its peer industry labor market. The purpose of the compensation program is to reward individual performance tied to the achievement of Company objectives. The following objectives are considered in setting the compensation programs for the
Executives:

         o reward performance which supports the Company's core values of performance, integrity, teamwork, and advancement opportunities;

         o provide a significant percentage of total compensation that is at-risk, or variable, based on predetermined performance criteria;

         o design competitive total compensation and rewards programs to enhance the Company's ability to attract and retain knowledgeable and experienced Executives; and

         o set compensation and incentive levels that reflect competitive market practices.

Compensation Consultant

         In 2006, the Compensation Committee retained The Balser Group, a compensation and benefits consulting firm. The Balser Group serves as an independent compensation consultant to advise the Compensation Committee on all matters related to the Executives' compensation and general compensation programs. The Balser Group participates in Compensation Committee meetings on an as needed basis.

         The Balser Group assists the Compensation Committee by providing comparative market data on compensation practices and programs for the Executives based on an analysis of peer competitors. The Balser Group also provides guidance on industry best practices. The Balser Group advised the Compensation Committee in (1) determining base salaries, (2) setting performance goals and award levels for the Company's Executive Incentive Plan (the "Incentive Plan"), (3) determining the appropriateness of individual grant levels for stock option grants, (4) evaluating the retirements plans and benefit amounts, (5) evaluating the perquisite program and allowances provided, and (6) determining the appropriateness of the change in control and termination benefits.

         In 2006, The Balser Group engaged RSM McGladrey's Retirement Resource group to review the retirement benefit program for the Executives.

Peer Group and Benchmark Targets

         With the assistance of The Balser Group, the Compensation Committee selected a compensation peer group of companies consisting of nine publicly-traded, mid-to-high performing financial institutions within and around the Company's geographic market (the "Peer Group"). The Peer Group is used to benchmark executive compensation levels against companies that have executive positions with responsibilities similar in breadth and scope to the Company and that compete with the Company for executive talent.

         The following nine companies comprise the Peer Group used for 2006:
Bank of Marin, Central Valley Community Bancorp, Community Bancorp, Community Valley Bancorp, First Northern Community Bancorp, Foothill Independent Bancorp, Harrington West Financial Group, North Valley Bancorp, and Sierra Bancorp. An analysis based on recent financial data shows that amongst the Company's Peer Group we ranked 2nd in Return on Average Assets as of December 31, 2006 and 2nd in Return on Tangible Equity as of December 31, 2006.

         The Compensation Committee reviews data prepared by The Balser Group (the "Survey Data") to ensure that the total Executive compensation program is competitive. The Survey Data is a compilation of compensation and other data prepared by The Balser Group based upon the review of the Peer Group's published data as well as other surveys, including the Watson Wyatt Financial Institutions Compensation Planning Report, the Mercer Long Term Incentives and Equity Survey Report, and the California Bankers Association Compensation and Benefits Benchmark Survey.

Compensation Benchmarking Relative to Market

         Using the Survey Data, we consider "market" at the median of this data. The Company targets total compensation above-market, tied to excellent Company and individual performance. Base compensation, long-term incentives, retirement and other benefits are targeted at close to market, while annual incentives are targeted at above market levels.

         Decisions by the Board of Directors about the compensation elements are based on Survey Data as well as Company performance and the Executive's level of responsibility, skill level, experience and contributions to the Company.

Review of Executive Performance

         The Compensation Committee reviews, on an annual basis, each compensation element of each Executive. In each case, the Compensation Committee takes into account the scope of responsibilities and years of experience and balances these against competitive salary levels. The Compensation Committee has the opportunity to interact with the Executives at various times during the year, which allows the Compensation Committee to form its own assessment of each individual's performance.

         In addition, each year, the CEO presents to the Compensation Committee an evaluation of each Executive, which includes a review of individual contribution, performance against specific targets, strengths and weaknesses, as well as a development plan. Following this presentation and a review of the

Survey Data, the Compensation Committee makes its own assessments and approves compensation for each Executive.

Overview of Executive Compensation Elements

         The Company's compensation program for Executives consists of several compensation elements, as illustrated in the table below.

-------------------------------------------------------------------------------------------------------------------------------
    Pay Element                   What the Pay Element Rewards                          Purpose of the Pay Element
-------------------------------------------------------------------------------------------------------------------------------
Base Salary          Core competence in the Executive's role relative to     o   Provide fixed compensation based on
                     skills, years of experience and contributions to the        competitive market practice.
                     Company.
-------------------------------------------------------------------------------------------------------------------------------
Annual Cash          Contributions toward the Company's achievement of       o   Provides focus on meeting annual goals
Incentives           specified profitability, growth, and credit quality.        that lead to the long-term success of the
                                                                                 Company;
                                                                             o   Stresses annual performance-based cash
                                                                                 incentive compensation; and
                                                                             o   Motivates achievement of critical
                                                                                 annual performance metrics.
-------------------------------------------------------------------------------------------------------------------------------
Long-Term            Stock Options:                                          o   Maximize stock price performance;
Incentives           o    The Company's stock price performance; and         o   Increase Executive ownership in the
                     o    Continued employment with the Company during           Company; and
                          a five-year vesting period.                        o   Retention in a challenging business
                                                                                 environment and competitive labor market.
-------------------------------------------------------------------------------------------------------------------------------
Retirement           The Company's employee benefit plans are available to   o   Encourages retention of Executives for
Benefits             eligible employees, including the Executives; to            the balance of his/her career.
                     reward long-term service to the Company, and include
                     both tax-qualified and nonqualified retirement plans.
                                                                             o   Provides a tax-deferred retirement
                     o    The Company offers a qualified 401(k)                  savings plan subject to IRS limitations on
                          program that the Executives are eligible to            qualified plans. The 401(k) Plan is
                          participate in.                                        described in more detail on page 18 of this
                                                                                 proxy statement.
                                                                             o   Provides a tax-deferred retirement
                                                                                 savings alternative for amounts exceeding
                     o    The Deferred Compensation Plan is a                    IRS limitations on qualified programs. The
                          nonqualified voluntary deferral program that           tax deferred compensation plan is described
                          allows the Executives to defer a portion of their      in more detail on page 18 of this proxy
                          base salary and annual cash incentive. Deferred        statement.
                          amounts and earnings are unfunded.                 o   The Salary Continuation Plans make
                                                                                 available retirement benefits for the
                     o    The Salary Continuation Plans are                      Executives commensurate with those
                          nonqualified, noncontributory plans that provide       available to comparable peer executive
                          the Executives with retirement benefits.               officers. The Salary Continuation Plans are
                                                                                 described in more detail on page 18 of this
                                                                                 proxy statement.
-------------------------------------------------------------------------------------------------------------------------------
Health and Welfare   Executives participate in employee benefit plans        o   These benefits are part of a
Benefits             generally available to all employees, including             broad-based, competitive total compensation
                     medical, health, life insurance, disability plans,          program.
                     and vacation and personal absence time.
-------------------------------------------------------------------------------------------------------------------------------
Additional           Certain Executives drive Company owned vehicles or      o   Company autos and club memberships
Benefits and         have club memberships available to them.                    facilitate the Executive's role as a
Perquisites                                                                      Company representative in the community.
-------------------------------------------------------------------------------------------------------------------------------
Change in Control    We have change in control agreements with certain       o   Change in control arrangements are
and Termination      officers, including the Executives. The agreements          designed to retain the Executives and
Benefits             provide severance benefits if an Executive's                provide continuity of management in the
                     employment is terminated within two years after a           event of an actual or threatened change in
                     change in control.                                          control. The change in control agreements
                                                                                 are described in more detail on page 20 of
                                                                                 this proxy statement.
-------------------------------------------------------------------------------------------------------------------------------

         The use of these compensation elements enables the Company to reinforce its pay for performance philosophy, as well as strengthen the ability to attract and retain highly qualified executive officers. The Compensation committee believes that this combination of elements provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term shareholder value, and encourages recruitment and retention of executive officers.

Detail of Executive Compensation Elements

         The Compensation Committee believes the total compensation and benefits program for Executives should consist of the following: base salary, annual cash incentives, long-term incentives, retirement plans, health and welfare benefits, perquisite allowance payments and change in control benefits, as more fully described below.

         Base Salary

         Increases to base salaries, if any, are driven primarily by individual performance and comparative information from the Survey Data. Individual performance is evaluated by reviewing the Executive's success in achieving business results, promoting core values, focusing on the keys to success and demonstrating leadership abilities.

         In setting the base salary of the Executives for fiscal year 2006, the Compensation Committee reviewed the compensation Survey Data. The Compensation Committee also considered the Company's continuing achievement of its short- and long-term goals to:

         o achieve specific profitability, growth and asset quality goals;

         o        communicate strategy and financial results effectively; and

         o        increase emphasis on employee satisfaction.

         The Compensation Committee based its compensation decisions on the Company's performance related to the objectives listed above. The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the Executives. The Compensation Committee reviews the Survey Data, general economic conditions and marketplace compensation trends with the assistance of its compensation consultant. The Compensation Committee usually adjusts base salaries for Executives when:

         o the current compensation demonstrates a significant deviation from the market data;

         o        recognizing outstanding individual performance; or

         o        recognizing an increase in responsibility.

         In line with the compensation philosophy outlined above, the Compensation Committee strives to reward the successful Company Executives with a total package above the median of its peer group with much of the incentive portion coming from the variable portion of the compensation elements.

         The base salaries paid to the CEO, the CFO and the five other Executives during fiscal year 2006 are shown in the Summary Compensation Table on page 21.

         Annual Cash Incentives

         The annual cash incentives are administered under the Incentive Plan and provide Executives with the opportunity to earn cash incentives based on the achievement of specific Company-wide, division, and individual performance goals. The Compensation Committee designs the annual incentive component to align Executive compensation with annual (short-term) performance. Incentive payments are generally paid in cash in March of each year for the prior fiscal year's performance.

         The Compensation Committee approves a target incentive payout as a percentage of the base salary earned during the incentive period for each Executive. These targets are based on competitive practices for each comparable position in the Survey Data. The incentive target percentage represents the Executive's annual incentive opportunity if the annual performance goals are achieved.

 -------------------------------------------------------------------------------------------------------------------------
                                   Mr. Taber    Mr. Derenzo   Mr. Tow   Mr. Bender   Mr. Patton   Mr. Standing   Mr. Byrne
 -------------------------------------------------------------------------------------------------------------------------
 Target Incentive Compensation         60%          35%         35%         35%          30%           30%          30%
     (% of Base Salary)
 -------------------------------------------------------------------------------------------------------------------------

         The Incentive Plan establishes a set of financial metrics. These metrics are selected to drive annual performance. Each metric has a weight within the Incentive Plan, and the sum of the weights is 100%. In 2006, financial metrics comprised 90% to 91% and the leadership metrics comprised 9% to 10% of the target incentive.

         Several financial metrics are commonly referenced in defining Company performance for Executive compensation. These metrics are defined below and their use in the Incentive Plan is further described below.

     o   Profitability Measures

         o        Return on Average Assets and Return on Average Tangible Equity

         Overall profitability is a key measure of the Company's performance. The use of Return on Average Assets ("ROA") and Return on Average Tangible Equity ("ROTE") as metrics in the Incentive Plan allows the Company to reward Executives for meeting targets related to actual net income earned each year. Both the ROA and ROTE are based on how well the Company performs based on net income as compared to assets (the ROA) and tangible equity (the ROTE). The ROA measures how well the Company deploys its assets and the ROTE measures how well the Company utilizes its capital.

         o        Earnings Per Share

         To ensure compensation is proportional to the return on investment earned by shareholders, we use earnings per share ("EPS") as a metric in the Incentive Plan. EPS is defined as net income divided by the average number of shares outstanding during the Incentive Plan year.

     o   Growth Measures

         o        Core Deposit and Net Loan Growth

         To ensure long-term growth of the Company, growth in both core deposits and net loans is essential. The Incentive Plan metrics for growth are based upon how well the Company grows in both core deposits and net loans on an annual basis. The Company defines core deposits as total deposits excluding time deposits, also known as certificates of deposit.

     o   Credit Quality Measures

         o        Classified Loans to Equity

         The Company believes that the quality of its loans is a key to the overall success of its future. Poor loan quality will deteriorate the Company's future earning capacity. The classified to equity metric of the Incentive Plan measures the amount of classified or problem loans as a percentage of the Company's equity capital.

     o   Leadership Measures

         o        Leadership/Teamwork

         The Compensation Committee recognizes that one of the important responsibilities of each Executive is to produce a strong and positive working culture throughout the entire organization. The Executives must design and implement practices that encourage employees to perform at their best. A committed employee base is a key to the long-term success of the Company. Effective leadership from the Executives will lead to a higher performing Company. The leadership/teamwork metric is part of the Incentive Plan. The metric is subjective and is based on the visible accomplishment of the individual's actions. The Compensation Committee rates the leadership and teamwork success of the CEO, while the remaining Executives are rated by the CEO and recommended to the Compensation Committee.

                       Incentive Plan Weightings for 2006

The following chart indicates the weight of each metric as a percent of the total incentive opportunity.

--------------------------------------------------------------------------------------------------------------------------
                                     Mr. Taber  Mr. Derenzo   Mr. Tow   Mr. Bender   Mr. Patton  Mr. Standing  Mr. Byrne
--------------------------------------------------------------------------------------------------------------------------
Metric
--------------------------------------------------------------------------------------------------------------------------
ROA, ROTE and EPS                       66%          66%        66%          66%         60%          60%          60%
--------------------------------------------------------------------------------------------------------------------------
Core Deposit and Net Loan Growth        20%          20%        20%          20%         25%          25%          25%
--------------------------------------------------------------------------------------------------------------------------
Loan Quality                             5%           5%         5%           5%          5%           5%           5%
--------------------------------------------------------------------------------------------------------------------------
Leadership                               9%           9%         9%           9%         10%          10%          10%
--------------------------------------------------------------------------------------------------------------------------

         The amount of incentive compensation paid to each Executive under the Incentive Plan is adjusted based on how well the Company performs against the stated performance goal of each metric, as reflected in the following table.


                ---------------------------------------------------
                     Results Against        Incentive Multiplied
                    Performance Goal:                By:
                -------------------------- ------------------------
                          120%                     110.0%
                -------------------------- ------------------------
                          115%                     107.5%
                -------------------------- ------------------------
                          110%                     105.0%
                -------------------------- ------------------------
                          105%                     102.5%
                -------------------------- ------------------------
                          100%                     100.0%
                -------------------------- ------------------------
                           95%                      90.0%
                -------------------------- ------------------------
                           90%                      80.0%
                -------------------------- ------------------------
                           85%                      70.0%
                -------------------------- ------------------------
                      Less than 85%                  0%
                ---------------------------------------------------

         For example, if the Company achieves 105% of the growth performance goal, Mr. Taber would be entitled to 102.5% of the available incentive for the growth metric. If the Company achieves 90% of the growth goal Mr. Taber would be entitled to 80% of the available incentive for the growth metric. The Incentive Plan establishes minimum funding thresholds. If performance on any metric falls below 85%, no incentive will be paid for that metric.

         In March 2007, the Board of Directors approved the weight of each metric as a percent of the total incentive opportunity for the 2007 fiscal plan year as follows:

--------------------------------------------------------------------------------------------------------------------------
                                     Mr. Taber  Mr. Derenzo   Mr. Tow   Mr. Bender   Mr. Patton  Mr. Standing  Mr. Byrne
--------------------------------------------------------------------------------------------------------------------------
Metric
--------------------------------------------------------------------------------------------------------------------------
ROA, ROTE and EPS                       62%          62%         62%         62%         58%          58%           58%
--------------------------------------------------------------------------------------------------------------------------
Core Deposit and Net Loan Growth        24%          24%         24%         24%         27%          27%           27%
--------------------------------------------------------------------------------------------------------------------------
Loan Quality                             5%           5%          5%          5%          5%           5%            5%
--------------------------------------------------------------------------------------------------------------------------
Leadership                               9%           9%          9%          9%         10%          10%           10%
--------------------------------------------------------------------------------------------------------------------------

Long-Term Incentives

         An important objective of the long-term incentive program is to strengthen the relationship between the long-term value of the Company's stock performance and the potential financial gain for employees. The long-term incentive component has historically been provided in the form of stock options that vest and become exercisable ratably over five years. The Compensation Committee has used stock options, rather than other forms of long-term incentives, because they create value for the Executives only if the shareholder value is increased through an increased stock price. The Compensation Committee believes that this creates strong alignment between the interests of the Executives and shareholders. The stock options help the Company attract and retain talented Executives.

         Stock options provide the Executives with the opportunity to purchase the Company's common stock at a price fixed on the grant date regardless of future market price. The Compensation Committee's objective is to provide Executives with awards that are consistent with the Survey Data and based on the Executive's individual performance. A stock option becomes valuable only if the Company's common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to vest, which provides an incentive for the Executive to remain employed by the Company. In addition, stock options link a portion of the Executive compensation to shareholders' interests by providing an incentive to make decisions designed to increase the market price of the Company's common stock.

         In 2000, the Board of Directors approved the American River Bankshares 2000 Stock Option Plan (the "Stock Option Plan") for performance-related awards for directors, Executives and other key employees. The Company's shareholders approved the Stock Option Plan in September 2000.

         The exercise prices of the stock options granted to the CEO, the CFO and the five other Executives during fiscal year 2006 are shown in the Grants of Plan-Based Awards Table on page 22. Additional information on these grants, including the number of shares subject to each grant, also is shown in the Grants of Plan-Based Awards Table.

         Options granted to the Executives and directors generally are granted annually, at the same time as grants to eligible key employees. Option grant recommendations are made at Compensation Committee meetings scheduled in advance to meet appropriate deadlines for compensation related decisions. The Compensation Committee then recommends the grants to the full Board of Directors for their approval. The Company's practice is that the full Board of Directors approves all stock option grants at regularly scheduled meetings. The meetings are held after the close of the U.S. stock markets and the Board of Directors sets the exercise price for each stock option using the closing price of the Company's stock price on the date of grant.

         There is a limited term in which the Executive can exercise stock options, known as the option term. The option term is generally ten years from the date of grant. At the end of the option term, the right to purchase any unexercised options expires. Option holders generally forfeit any unvested options if their employment with the Company terminates.

         In certain instances, stock options may vest on an accelerated schedule. A change of control may trigger accelerated vesting. In this instance, all unvested options will vest as of the date of the change in control.

         Retirement Benefits

         The Company offers retirement programs that are intended to supplement the employee's personal savings and social security. The programs include the American River Bankshares 401(k) Plan ("401(k) Plan"), the American River Bankshares Deferred Compensation Plan ("Deferred Compensation Plan") and the Executives are covered under Salary Continuation Plans ("SCP"). All employees working at least twenty (20) hours per week, including the Executives, are generally eligible to participate in the 401(k) Plan. Only the Executives and a limited number of selected senior managers are eligible for the Deferred Compensation Plan. Only the Executives and one senior manager have entered into SCP's with the Company.

         o        American River Bankshares 401(k) Plan

                  The Company adopted the 401(k) Plan to enable employees to save for retirement through a tax-advantaged combination of employee and Company contributions and to provide employees the opportunity to directly manage their retirement plan assets through a variety of investment options. The 401(k) Plan allows eligible employees, including the Executives, to elect to contribute from 1% to 100% of their eligible compensation to an investment trust. Eligible compensation generally means all wages, salaries and fees for services from the Company. Employee contributions are matched in cash by the Company at the rate of $1.00 per $1.00 employee contribution for the first 3% and $0.50 per $1.00 employee contribution for the next 2% of the employee's salary. Such contributions vest immediately. The 401(k) Plan provides for twenty-two (22) different investment options, for which the participant has sole discretion in determining how both the employer and employee contributions are invested. The 401(k) Plan does not provide the employees the option to invest directly in the Company's common stock. The 401(k) Plan offers in-service withdrawals in the form of loans, hardship distributions, after-tax account distributions and age
59.5 distributions. The 401(k) Plan benefits are payable pursuant to the participant's election in the form of a single lump sum.

         o        American River Bankshares Deferred Compensation Plan

                  Effective May 1, 1998, the American River Bank Deferred Compensation Plan was established for the purpose of providing the Executives and selected senior managers, an opportunity to defer compensation. Participants, who are selected by a committee designated by the Board of Directors, may elect to defer annually a minimum of $5,000 or a maximum of eighty percent of their base salary and all of their annual cash incentive. The Company bears all administration costs, but does not make contributions to the Deferred Compensation Plan. Effective December 20, 2000, the Deferred Compensation Plan was renamed the American River Bankshares Deferred Compensation Plan. The Deferred Compensation Plan requires the Company to pay interest on the deferred balances at a rate equal to the five-year U.S. Treasury Bond plus 4.0%. For 2006 the rate paid was 8.35%.

         o        Salary Continuation Plans

                  In 2003, Salary Continuation Agreements were entered into to provide retirement benefits to Messrs. Taber, Derenzo, and Tow. The terms of the agreements include the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age. The agreements generally provide for annual retirement benefit payments of One Hundred Thousand Dollars ($100,000) to Mr. Taber and Fifty Thousand Dollars ($50,000) each to Messrs. Derenzo and Tow. The annual retirement benefit amount is payable in equal monthly installments over a fifteen (15) year period. In the event of an Executive's death, all remaining amounts due are anticipated to be paid to the Executive's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to retirement in which case the employee shall be entitled to a lesser benefit payment amount based upon the length of employment; and (b) termination following a "change of control," in which case the employee is entitled to receive the annual benefit payment in equal monthly installments for fifteen
(15) years beginning with the seventh (7th) month following the termination in connection with the "change of control" equal to Sixty-Four Thousand Nine Hundred and Seventy Dollars ($64,970) for Mr. Taber and Thirty-Two Thousand Four Hundred and Eighty-Five Dollars ($32,485) each for Messrs. Derenzo and Tow. In 2007, the Company modified these agreements to include an annual vesting provision whereby the annual benefit described above vests at a rate of 8% for Mr. Taber and 5% for Mr. Derenzo and Mr. Tow, effective January 1, 2007.

                  In 2003, Bank of Amador and Larry Standing entered into a Director Retirement Agreement. This agreement was assumed by the Company in conjunction with the Company's acquisition of Bank of Amador in December 2004, at which time Mr. Standing agreed to waive the acceleration provisions due him at the time of the merger. The agreement provides annual retirement benefits or service compensation in the amount of $18,000 per year after Mr. Standing's retirement from the Company. Under the agreement, such benefits will also be accelerated and be paid upon a "change of control" of the Company. The annual retirement benefit amount is payable in equal monthly installments over a ten
(10) year period. In the event Mr. Standing dies or is disabled, the agreement provides for the payment of benefits corresponding to specified amounts accrued for the retirement benefits described above.

         In 2004, Bank of Amador and Larry Standing entered into a Salary Continuation Agreement. This agreement was assumed by the Company in conjunction with the Company's acquisition of Bank of Amador in December 2004, at which time Mr. Standing agreed to waive the acceleration provisions due him at the time of the merger. The agreement provides annual retirement benefits or service compensation in the amount of $32,000 per year after Mr. Standing's retirement from the Company. Under the agreement, such benefits will also be accelerated and be paid upon a "change of control" of the Company. The annual retirement benefit amount is payable in equal monthly installments over a ten (10) year period. In the event of Mr. Standing's death, amounts due are anticipated to be paid to the employee's designated beneficiary in a lump sum based on a split dollar agreement. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to retirement in which case the employee shall be entitled to a lesser benefit payment amount based upon the length of employment; and (b) termination following a "change of control," in which case the employee is entitled to receive a lump sum benefit payment amount based upon the length of employment.

         In 2007, the Company and/or its banking subsidiary, American River Bank, entered Salary Continuation Agreements to provide retirement benefits to Messrs. Bender, Patton, and Byrne. The terms of the agreements include the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age. The agreements generally provide for annual retirement benefit payments of Fifty Thousand Dollars ($50,000) each to Messrs. Bender and Patton and Thirty Thousand Dollars ($30,000) to Mr. Byrne. The annual retirement benefit amount is payable in equal monthly installments over a ten (10) year period. The annual benefit described above vests at a rate of 5% per year. In the event of an employee's death, all remaining amounts due are anticipated to be paid to the employee's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to retirement in which case the employee shall be entitled to a lesser benefit payment amount based upon the length of employment; and (b) termination following a "change of control," in which case the employee is entitled to receive the annual benefit payment in equal monthly installments for ten (10) years beginning with the seventh (7th) month following the termination in connection with the "change of control" equal to Thirty-Two Thousand Four Hundred and Eighty-Five Dollars ($32,485) each for Messrs. Bender and Patton and Nineteen Thousand Four Hundred and Ninety-One Dollars ($19,491) for Mr. Byrne.

         Health and Welfare Benefits

         The Company offers a variety of health and welfare programs to all eligible employees. The Executives generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. The health and welfare programs include medical, pharmacy, dental, vision, life insurance, accidental death and disability, paid vacation and personal absence time. Coverage under the life and accidental death and disability programs offer benefit amounts specific to each Executive. The Company pays the premium for the health and welfare programs and the Executive reimburses the Company 30% of the cost through payroll deduction.

         The Company offers a long-term disability program that provides income replacement to Executives and senior managers after a 180-day disability period at a rate of 66.67% of basic monthly earnings up to a maximum of $10,000 until age 65 or recovery per the terms and conditions of the program. All other employees are eligible to receive 60% of basic monthly earnings to a maximum of $6,000. The program is contributory and all employees, including Executives, reimburse the Company. The Executives reimburse 30% of the Long-term Disability premium cost.

         Perquisites and Perquisite Allowance Payments

         The Compensation Committee annually reviews the perquisite program and allowances provided to each Executive to determine if adjustments are appropriate. Messrs. Taber, Patton, Standing and Byrne are provided Company owned vehicles for their use to attend various events in the community and business development purposes on behalf of the Company. These vehicles are for business use only with the exception of commuting to and from their homes. Mr. Patton has a membership in a golf club and a social club. The Company reimburses Mr. Patton for the monthly dues and for business development purposes on behalf of the Company. None of the perquisites exceed $10,000 per year.

         Change in Control and Termination Benefits

         In June 2006, the Company entered into an employment agreement with David T. Taber. The agreement provides for an original term of two years subject to automatic one-year extensions thereafter unless terminated in accordance with the terms of the agreement. The agreement provides for a base salary which is disclosed in the Summary Compensation Table on page 21. The agreement may be terminated with or without cause, but if the agreement is terminated without cause due to the occurrence of circumstances that make it impossible or impractical for the Company to conduct or continue its business, the loss by the Company of its legal capacity to contract or the Company's breach of the terms of the agreement, the employee is entitled to receive severance compensation equal to six (6) months of the existing base salary plus any incentive payment due. The agreement further provides that in the event of a "change in control" as defined therein and within a period of two years following consummation of such change in control (i) the employee's employment is terminated; or (ii) any adverse change occurs in the nature and scope of the employee's salary or benefits; or (iii) any event occurs which reasonably constitutes a constructive termination of employment, by resignation or otherwise, then the employee will be entitled to receive severance compensation in an amount equal to eighteen
(18) months of the employee's annual base salary, less applicable withholding deductions (in addition to salary, incentive compensation, or other payments, if any, due the employee).

         In June 2006, the Company's subsidiary, American River Bank, entered into an employment agreement with Larry D. Standing. The agreement provides for an original term of two years subject to automatic one-year extensions thereafter unless terminated in accordance with the terms of the agreement. The agreement provides for a base salary which is disclosed in the Summary Compensation Table on page 21. The agreement may be terminated with or without cause, but if the agreement is terminated without cause due to the occurrence of circumstances that make it impossible or impractical for the Company to conduct or continue its business, the loss by the Company of its legal capacity to contract or the Company's breach of the terms of the agreement, the employee is entitled to receive severance compensation equal to six months of the existing base salary plus any incentive payment due. The agreement further provides that in the event of a "change in control" as defined therein and within a period of two years following consummation of such change in control (i) the employee's employment is terminated; or (ii) any adverse change occurs in the nature and scope of the employee's salary or benefits; or (iii) any event occurs which reasonably constitutes a constructive termination of employment, by resignation or otherwise, then the employee will be entitled to receive severance compensation in an amount equal to eighteen (18) months of the employee's annual base salary, less applicable withholding deductions (in addition to salary, incentive compensation, or other payments, if any, due the employee).

         In September 2006, the Company entered into employment agreements with Mitchell A. Derenzo, Douglas E. Tow and Kevin B. Bender and the Company's subsidiary, American River Bank entered into employment agreements with Gregory
N. Patton and Raymond F. Byrne. The agreements have no stated term and can be canceled at any time by the employer or the employee, with or without cause. The agreements provides for a base salary which is disclosed in the Summary

Compensation Table on page 21. The agreements may be terminated with or without cause, but if an agreement is terminated without cause due to the occurrence of circumstances that make it impossible or impractical for the Company to conduct or continue its business, the loss by the Company of its legal capacity to contract or the Company's breach of the terms of an agreement, the employee is entitled to receive severance compensation equal to six (6) months of the existing base salary. The agreements further provide that in the event of a "change in control" as defined therein and within a period of two years following consummation of such change in control (i) the employee's employment is terminated; or (ii) any adverse change occurs in the nature and scope of the employee's salary or benefits; or (iii) any event occurs which reasonably constitutes a constructive termination of employment, by resignation or otherwise, then the employee will be entitled to receive severance compensation in an amount equal to twelve (12) months of the employee's annual base salary, less applicable withholding deductions (in addition to salary, incentive compensation, or other payments, if any, due the employee), in the case of Messrs. Derenzo, Tow and Bender and nine (9) months of the employee's annual base salary, less applicable withholding deductions (in addition to salary, incentive compensation, or other payments, if any, due the employee) in the case of Messrs. Patton and Byrne.


                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

Submitted by the Compensation Committee of American River Bankshares Board of
Directors:


/s/ Amador S. Bustos     /s/ Charles D. Fite     /s/ Michael A. Ziegler     /s/ William A. Robotham
Amador S. Bustos         Charles D. Fite         Michael A. Ziegler         William A. Robotham
Chairman

                             EXECUTIVE COMPENSATION

         The following table shows the cash and non-cash compensation for the last fiscal year awarded to or earned by individuals who served as our chief executive officer or chief financial officer and each of our five other most highly compensated executive officers during fiscal year 2006.

                                                Summary Compensation Table
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Change in
                                                                                            Pension
                                                                                           Value and
                                                                                          Nonqualified
                                                                           Non-Equity       Deferred
                                                      Stock     Option   Incentive Plan   Compensation   All Other
                                Salary       Bonus    Awards    Awards    Compensation      Earnings    Compensation    Total
Name and Principal Position     ($) (1)       ($)      ($)      ($) (2)      ($) (3)        ($) (4)       ($) (5)        ($)
---------------------------------------------------------------------------------------------------------------------------------
   David T. Taber              $ 257,500       -         -     $ 24,411      $ 99,807        $39,057       $13,403    $ 434,178
---------------------------------------------------------------------------------------------------------------------------------
   Mitchell A. Derenzo         $ 145,000       -         -     $ 11,787      $ 32,785        $ 8,307       $ 7,467    $ 205,346
---------------------------------------------------------------------------------------------------------------------------------
   Douglas E. Tow              $ 145,000       -         -     $ 11,787      $ 32,785        $17,789       $ 7,458    $ 214,819
---------------------------------------------------------------------------------------------------------------------------------
   Gregory N. Patton           $ 140,000       -         -     $ 11,605      $ 26,460         $  451       $ 6,378    $ 184,894
---------------------------------------------------------------------------------------------------------------------------------
   Kevin B. Bender             $ 120,000       -         -     $ 11,422      $ 27,132              -       $ 6,047    $ 164,601
---------------------------------------------------------------------------------------------------------------------------------
   Larry D. Standing           $ 150,000       -         -     $  3,909      $ 28,350        $87,919       $ 7,186    $ 277,364
---------------------------------------------------------------------------------------------------------------------------------
   Raymond F. Byrne            $ 130,000       -         -     $ 10,381      $ 32,273              -       $ 7,863    $ 180,517
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes amounts deferred at the discretion of the Executive pursuant to the American River Bankshares 401(k) Plan and the American River Bankshares Deferred Compensation Plan, as applicable.
(2) The amount reported in this column is the dollar amount recognized for financial statement reporting purposes for 2006 in accordance with FAS 123(R). Options awarded on March 15, 2006 were valued at $8.77/share in accordance with FAS 123(R). The assumptions used to calculate FAS 123(R) fair value are described in footnote 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

(3) Incentive compensation is listed in the year earned, although actually paid in following year.
(4) The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the individual's salary continuation plan and the above market or preferential earnings on any nonqualified compensation. The above market rate is determined by using the amount above 120% of the federal long-term rate. For 2006, the interest rate paid was 8.35% and the market rate was determined to be 5.84%. The Executives may not be entitled to the benefit amounts included as the salary continuation plan is not vested and the deferred compensation plan is not funded.
(5) Amounts include 401(k) matching contributions and the use of a Company-owned vehicle.


                           GRANTS OF PLAN-BASED AWARDS

         The following table summarizes the stock options that were granted pursuant to the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") to the Company's executive officers in the fiscal year ended December 31, 2006. Shareholders approved the 2000 Stock Option Plan on September 21, 2000. All of the grants were made on March 15, 2006 based on achievement of 2005 corporate and personal performance objectives. All options vest ratably over a five-year period commencing one year after the grant date. Options may become exercisable in full in the event of a change of control as defined in the 2000 Stock Option Plan. The Company does not have any other equity based plans.


                                                   Grants of Plan-Based Awards Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          All         All
                                                                                         Other       Other     Exercise      Grant
                                                                                         Stock       Option       or         Date
                                                                                         Awards:     Awards:     Base        Fair
                                                                                        Number of   Number of    Price       Value
                                                                                        Shares of  Securities     of       of Stock
                                 Estimated Future Payouts     Estimated Future Payouts  Stock or   Underlying   Option    and Option
                                   Under Non-Equity               Under Equity            Units     Options     Awards      Awards
                                  Incentive Plan Awards       Incentive Plan Awards        (#)         (#)    ($/Sh)(1)     ($)(2)
                               --------------------------- --------------------------  --------------------------------------------
                       Grant   Threshold  Target  Maximum  Threshold  Target  Maximum
Name                    Date      ($)      ($)      ($)      (#)        (#)     (#)
-----------------------------------------------------------------------------------------------------------------------------------
David T. Taber       3/15/2006      -       -        -        -          -       -          -          7,441      $ 27.80   $ 65,290
-----------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Derenzo  3/15/2006      -       -        -        -          -       -          -          3,555      $ 27.80   $ 31,193
-----------------------------------------------------------------------------------------------------------------------------------
Douglas E. Tow       3/15/2006      -       -        -        -          -       -          -          3,555      $ 27.80   $ 31,193
-----------------------------------------------------------------------------------------------------------------------------------
Gregory N. Patton    3/15/2006      -       -        -        -          -       -          -          3,500      $ 27.80   $ 30,710
-----------------------------------------------------------------------------------------------------------------------------------
Kevin B. Bender      3/15/2006      -       -        -        -          -       -          -          3,555      $ 27.80   $ 31,193
-----------------------------------------------------------------------------------------------------------------------------------
Larry D. Standing    3/15/2006      -       -        -        -          -       -          -          3,300      $ 27.80   $ 28,955
-----------------------------------------------------------------------------------------------------------------------------------
Raymond F. Byrne     3/15/2006      -       -        -        -          -       -          -          3,300      $ 27.80   $ 28,955
-----------------------------------------------------------------------------------------------------------------------------------

(1) It is the Company's policy that the exercise price for each stock option is the market value as of the close of the market on the date of grant.
(2) The Black-Scholes option-pricing model was used to estimate the grant date fair value of the options in this column. Use of this model should not be construed as an endorsement of its accuracy. All stock option pricing models require predictions about the future movement of the stock price. The assumptions used to develop the grant date valuations were: risk-free rate of return of 4.7%, dividend rate of 2.2%, volatility rate of 29.6%, quarterly reinvestment of dividends and an average term of 7 years. The real value of the options in this table will depend on the actual performance of the Company's common stock during the applicable period and the fair market value of the Company's common stock on the date the options are exercised.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

         The following table shows the outstanding exercised stock options, unvested restricted stock and other equity incentive plan awards held at the end of fiscal year 2006 by the executive officers named in the Summary Compensation Table.

                             Outstanding Equity Awards at Fiscal Year-End Table
-----------------------------------------------------------------------------------------------------------------------------------
                                          Option Awards                                               Stock Awards
                   -------------------------------------------------------------  -------------------------------------------------

                                                                                                                         Equity
                                                                                                                        Incentive
                                                                                                           Equity      Plan Awards:
                                                  Equity                                                  Incentive     Market or
                                                 Incentive                                               Plan Awards:  Payout Value
                    Number of      Number of    Plan Awards:                                   Market     Number of    of Unearned
                    Securities     Securities   Number of                         Number of   Value of    Unearned       Shares,
                    Underlying     Underlying   Securities                        Shares or   Shares or  Shares, Units   Units
                    Unexercised    Unexercised  Underlying                         Units of   Units of     or Other     or Other
                      Options        Options    Unexercised   Option              Stock That Stock That  Rights That    Rights That
                        (#)            (#)       Unearned    Exercise   Option     Have Not   Have Not    Have Not       Have Not
                    -----------  --------------  Options      Price   Expiration   Vested     Vested       Vested        Vested
 Name               Exercisable   Unexercisable     (#)         ($)      Date        (#)       ($)          (#)           ($)
-----------------------------------------------------------------------------------------------------------------------------------
 David T. Taber       4,688 (1)     3,125 (1)        -       $ 12.87   3/19/2013      -         -            -             -
                      3,125 (2)     4,688 (2)        -       $ 18.51   4/21/2014      -         -            -             -
                      1,563 (3)     6,250 (3)        -       $ 20.10   9/21/2015      -         -            -             -
                          -         7,813 (4)        -       $ 26.48   3/15/2016      -         -            -             -
-----------------------------------------------------------------------------------------------------------------------------------
 Mitchell A. Derenzo  9,270 (5)         -            -       $  5.30   5/22/2007      -         -            -             -
                      2,239 (1)     1,493 (1)        -       $ 12.87   3/19/2013      -         -            -             -
                      1,493 (2)     2,239 (2)        -       $ 18.51   4/21/2014      -         -            -             -
                        746 (3)     2,986 (3)        -       $ 20.10   9/21/2015      -         -            -             -
                          -         3,732 (4)        -       $ 26.48   3/15/2016      -         -            -             -
-----------------------------------------------------------------------------------------------------------------------------------
 Douglas E. Tow       9,212 (6)         -            -       $  7.82  12/16/2008      -         -            -             -
                      2,239 (1)     1,493 (1)        -       $ 12.87   3/19/2013      -         -            -             -
                      1,493 (2)     2,239 (2)        -       $ 18.51   4/21/2014      -         -            -             -
                        746 (3)     2,986 (3)        -       $ 20.10   9/21/2015      -         -            -             -
                          -         3,732 (4)        -       $ 26.48   3/15/2016      -         -            -             -
-----------------------------------------------------------------------------------------------------------------------------------
 Gregory N. Patton   10,014 (7)         -            -       $  8.42   9/16/2008      -         -            -             -
                      1,562 (1)     1,042 (1)        -       $ 12.87   3/19/2013      -         -            -             -
                      1,528 (2)     2,291 (2)        -       $ 18.51   4/21/2014      -         -            -             -
                        764 (3)     3,055 (3)        -       $ 20.10   9/21/2015      -         -            -             -
                          -         3,675 (4)        -       $ 26.48   3/15/2016      -         -            -             -
-----------------------------------------------------------------------------------------------------------------------------------
 Kevin B. Bender     10,440 (8)         -            -       $  7.65  11/17/2009      -         -            -             -
                      1,822 (1)     1,215 (1)        -       $ 12.87   3/19/2013      -         -            -             -
                      1,389 (2)     2,083 (2)        -       $ 18.51   4/21/2014      -         -            -             -
                        746 (3)     2,986 (3)        -       $ 20.10   9/21/2015      -         -            -             -
                          -         3,732 (4)        -       $ 26.48   3/15/2016      -         -            -             -
-----------------------------------------------------------------------------------------------------------------------------------
 Larry D. Standing        -         3,465 (4)        -       $ 26.48   3/15/2016      -         -            -             -
-----------------------------------------------------------------------------------------------------------------------------------
 Raymond F. Byrne       650 (1)       433 (1)        -       $ 12.87   3/19/2013      -         -            -             -
                      1,389 (2)     2,083 (2)        -       $ 18.51   4/21/2014      -         -            -             -
                        694 (3)     2,778 (3)        -       $ 20.10   9/21/2015      -         -            -             -
                          -         3,465 (4)        -       $ 26.48   3/15/2016      -         -            -             -
-----------------------------------------------------------------------------------------------------------------------------------

(1) These stock options vest at a rate of 20% per year; 60% were vested as of March 19, 2006 with the remaining vesting to occur on March 19, 2007 and 2008.

(2) These stock options vest at a rate of 20% per year; 40% were vested as of April 21, 2006 with the remaining vesting to occur on April 21, 2007, 2008 and 2009.

(3) These stock options vest at a rate of 20% per year; 20% were vested as of September 21, 2006 with the remaining vesting to occur on September 21, 2007, 2008, 2009 and 2010.

(4) These stock options vest at a rate of 20% per year; with vesting dates of March 15, 2007, 2008, 2009, 2010 and 2011.

(5) These stock options vest at a rate of 20% per year; 100% were vested as of May 22, 2002.

(6) These stock options vest at a rate of 20% per year; 100% were vested as of December 16, 2003.

(7) These stock options vest at a rate of 20% per year; 100% were vested as of September 16, 2003.

(8) These stock options vest at a rate of 20% per year; 100% were vested as of November 17, 2004.

                        OPTION EXERCISES AND STOCK VESTED

The following table summarizes information with respect to stock option awards exercised and restricted stock and restricted stock unit awards vested during fiscal year 2006 for each of the executive officers named in the Summary Compensation Table.

                     Option Exercises and Stock Vested Table

------------------------------------------------------------------------------------------------------------------------
                                                     Option Awards                                Stock Awards
                                    -------------------------------------------   --------------------------------------
                                       Number of Shares          Value Realized       Number of Shares    Value Realized
                                     Acquired on Exercise         on Exercise       Acquired on Vesting     on Vesting
Name                                          (#)                     ($)                  (#)                 ($)
------------------------------------------------------------------------------------------------------------------------
David T. Taber                                         -                      -             -                   -
------------------------------------------------------------------------------------------------------------------------
Mitchell A. Derenzo                               10,000              $ 206,814             -                   -
------------------------------------------------------------------------------------------------------------------------
Douglas E. Tow                                     6,300              $ 100,560             -                   -
------------------------------------------------------------------------------------------------------------------------
Gregory N. Patton                                  5,000              $  81,030             -                   -
------------------------------------------------------------------------------------------------------------------------
Kevin B. Bender                                    5,000              $  77,041             -                   -
------------------------------------------------------------------------------------------------------------------------
Larry D. Standing                                      -                      -             -                   -
------------------------------------------------------------------------------------------------------------------------
Raymond F. Byrne                                       -                      -             -                   -
------------------------------------------------------------------------------------------------------------------------

                                PENSION BENEFITS

         The following table summarizes information with respect to each plan that provides for payments or other benefits at, following, or in connection with the retirement of any of the executive officers named in the Summary Compensation Table.

                                     Pension Benefits Table
------------------------------------------------------------------------------------------------------------------------
Name                                                                                   Present Value        Payments
                                                                     Number of Years   of Accumulated     During Last
                                                                     Credited Service     Benefit         Fiscal Year
Name                                        Plan Name (1)                (#) (2)          ($) (3)             ($)
------------------------------------------------------------------------------------------------------------------------
David T. Taber                         Salary Continuation Plan           2.416            $ 43,279            -
------------------------------------------------------------------------------------------------------------------------
Mitchell A. Derenzo                    Salary Continuation Plan           2.416            $ 17,325            -
------------------------------------------------------------------------------------------------------------------------
Douglas E. Tow                         Salary Continuation Plan           2.416            $ 43,979            -
------------------------------------------------------------------------------------------------------------------------
Gregory N. Patton                                 -                           -                   -            -
------------------------------------------------------------------------------------------------------------------------
Kevin B. Bender                                   -                           -                   -            -
------------------------------------------------------------------------------------------------------------------------
Larry D. Standing                      Director Retirement Plan            3.416           $ 88,344            -
                                       Salary Continuation Plan             2.75           $152,665            -
------------------------------------------------------------------------------------------------------------------------
Raymond F. Byrne                                  -                           -                   -            -
------------------------------------------------------------------------------------------------------------------------

(1) The salary continuation and director retirement plans are more fully described on Page 19 of this proxy statement.
(2) Years of credited service represents the number of years the Executive has participated in the pension benefit plan. Normal retirement age is 65.
(3) Includes amounts which the Executive may not be currently entitled to receive because those amounts are not vested.


                       NONQUALIFIED DEFERRED COMPENSATION

         The Deferred Compensation Plan was established for the purpose of providing the Executives and selected senior managers, an opportunity to defer compensation. Participants, who are selected by a committee designated by the Board of Directors, may elect to defer annually, a minimum of $5,000 or a maximum of eighty percent of their base salary and all of their annual cash incentives.

         The following table summarizes information with respect to participation of the Executives named in the Summary Compensation Table in the Deferred Compensation Plan, the Company's only nonqualified deferred compensation plan.


                    Nonqualified Deferred Compensation Table

---------------------------------------------------------------------------------------------------------------------------
                                                         Registrant        Aggregate                          Aggregate
                                   Executive            Contributions      Earnings          Aggregate        Balance at
                                Contributions in          in Last           in Last        Withdrawals/      Last Fiscal
                                Last Fiscal Year        Fiscal Year       Fiscal Year      Distributions      Year-End
   Name                               ($)                   ($)             ($) (1)             ($)            ($) (2)
---------------------------------------------------------------------------------------------------------------------------
   David T. Taber                      $ 124,000             -                $ 79,246           -             $1,025,737
---------------------------------------------------------------------------------------------------------------------------
   Mitchell A. Derenzo                 $  19,500             -                $  7,967           -             $  107,598
---------------------------------------------------------------------------------------------------------------------------
   Douglas E. Tow                      $  41,453             -                $  9,058           -             $  123,912
---------------------------------------------------------------------------------------------------------------------------
   Gregory N. Patton                   $   7,000             -                $  1,463           -             $   21,351
---------------------------------------------------------------------------------------------------------------------------
   Kevin B. Bender                             -             -                       -           -                      -
---------------------------------------------------------------------------------------------------------------------------
   Larry D. Standing                           -             -                       -           -                      -
---------------------------------------------------------------------------------------------------------------------------
   Raymond F. Byrne                            -             -                       -           -                      -
---------------------------------------------------------------------------------------------------------------------------

(1) Earnings credited to the accounts are based upon the terms of Deferred Compensation Plan, which is equal to the five-year U.S. Treasury Note plus 4.0%. The rate credited for 2006 was 8.35%
(2) The Deferred Compensation Plan is an unfunded plan. For more information on the Deferred Compensation Plan, please see page 18.

                      EQUITY COMPENSATION PLAN INFORMATION

         The chart below summarizes information under which shares of the Company's common stock are authorized for the issuance through equity compensation plans including the 1995 Stock Option Plan and the 2000 Stock Option Plan as of December 31, 2006. Both of these plans have been approved by the Company's shareholders. The Company has no other equity compensation plan and there are no warrants or other rights outstanding that would result in the issuance of shares of the Company's common stock.

---------------------------------------------------------------------------------------------------------------------------
         Plan Category            Number of securities to be        Weighted-average       Number of securities remaining
                                    issued upon exercise of         exercise price of       available for future issuance
                                     outstanding options,         outstanding options,     under equity compensation plans
                                      warrants and rights          warrants and rights   (excluding securities reflected in
                                                                                                     column (a))

                                              (a)                          (b)                            (c)
---------------------------------------------------------------------------------------------------------------------------
  Equity compensation plans
  approved by security holders              326,282 (1)                  $16.32                          310,758
---------------------------------------------------------------------------------------------------------------------------
  Equity compensation plans
  not approved by security                     -                            -                               -
  holders
---------------------------------------------------------------------------------------------------------------------------
             Total                          326,282                      $16.32                          310,758
---------------------------------------------------------------------------------------------------------------------------

(1) Shares reserved but unissued shall remain available for grant during any subsequent calendar year. Awards that expire or are cancelled, forfeited or terminated before being exercised shall again become available for future awards under the Plan.

                        TRANSACTIONS WITH RELATED PERSONS

         The Company has a policy that it does not enter into any transactions covered under Item 404 of Regulation S-K with the exceptions of loans made by the Company's subsidiary, American River Bank, (see "Indebtedness of Management" immediately following this section) and a lease transaction that was entered into in 1985, and subsequently renewed, with Bradshaw Plaza, Associates, Inc., a California corporation doing business as Bradshaw Plaza, which is owned in part by Charles D. Fite, a director of the Company, in addition to ownership by other family members. American River Bank leases the premises at 9750 Business Park Drive, Sacramento, California and uses the premises for one of its branch locations. The lease term is 10 years and expires on November 30, 2016, subject to extension for one five-year option term. The premises consist of 3,711 square feet on the ground floor. The current monthly rent is $6,865. The approximate aggregate rental payments for the period from January 1, 2007 through the lease term expiring on November 30, 2016 will be $910,308. The Board of Directors has evaluated this transaction and determined that is does not impair the independence of Mr. Fite, as defined under applicable NASDAQ listing rules. The Board of Directors also determined that they would not expand the existing lease relationship nor would they enter into any new leases for any location other than the current location with Mr. Fite or any of his related companies.

         Other than the lease transaction with Director Fite, there have been no transactions, or series of similar transactions, during 2006, or any currently proposed transaction, or series of similar transactions, to which American River Bankshares or American River Bank was or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any director, director-nominee or executive officer of American River Bankshares or American River Bank, any shareholder owning of record or beneficially 5% or more of American River Bankshares common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management

         American River Bankshares, through American River Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of American River Bankshares' directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with unrelated persons. Management believes that in 2006 such transactions comprising loans did not involve more than the normal risk of collectability or present other unfavorable features. Loans to executive officers of American River Bankshares and American River Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

                              CORPORATE GOVERNANCE

         Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to the continued success of the Company. The Board annually reviews and updates the charters of the Board committees in response to evolving "best practices" and the results of changes in the regulatory environment.

Director Independence

         Our Board of Directors has determined that each of our directors other than CEO David T. Taber has no material relationship with the Company and is independent. Each of our Audit, Nominating and Compensation Committees is composed only of independent directors.

         Our Board has adopted certain standards to assist it in assessing the independence of each of our directors. Absent other material relationships with the Company, a director who otherwise meets the definition of independence under applicable NASDAQ listing standards may be deemed "independent" by the Board of Directors after consideration of all of the relationships between the Company and the director, or any of his or her immediate family members (as defined in the NASDAQ listing rules), or any entity with which the director or any of his or her immediate family members is affiliated by reason of being a partner, officer or a significant shareholder thereof. However, ordinary banking relationships (such as depository, lending, and other services readily available from other financial institutions) are not considered by the Board of Directors in determining a director's independence, as the Board of Directors considers these relationships to be categorically immaterial. A banking relationship is considered "ordinary" if:

         o the relationship is on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons;

         o with respect to an extension of credit, it has been made in compliance with applicable law, including Regulation O of the Board of Governors of the Federal Reserve and Section 13(k) of the Securities Exchange Act of 1934;

         o no event of default has occurred and is continuing beyond any period of cure; and

         o        the relationship has no other extraordinary characteristics.

         In assessing the independence of our directors, our full Board of Directors carefully considered all of the business relationships between the Company and our directors or their affiliated companies, other than ordinary banking relationships. This review was based primarily on responses of the directors to questions in a directors' and officers' questionnaire regarding employment, business, familial, compensation and other relationships with the Company and our management. Where business relationships other than ordinary banking relationships existed, the Board of Directors determined that, except in the case of Mr. Taber, none of the relationships between the Company and the directors or the directors' affiliated companies impair the directors' independence because the amounts involved are immaterial to the directors or to those companies when compared to their annual income or gross revenues. The Board of Directors also determined for all of the relationships between the Company and our directors or the directors' affiliated companies, that none of the relationships had unique characteristics that could influence the director's impartial judgment as a director of the Company.


Code of Ethics

         The Company has adopted a Code of Ethics that complies with the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002 and applicable NASDAQ listing rules. The Code of Ethics requires that the Company's directors, officers (including the principal executive, financial and accounting officers, or controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company. The Code of Ethics is intended to supplement the provisions of any other personnel policies of the Company or codes of conduct, which may establish additional standards of ethical behavior applicable to the Company's directors, officers and employees.

         The Code of Ethics was filed as Exhibit 14.1 to the Company's 2003 Annual Report on Form 10-K and may be accessed through the Company's website by following the instructions for accessing reports filed with the Securities and Exchange Commission hereafter in this proxy statement under the heading "Website" or is available, free of charge, upon written request to Mitchell A. Derenzo, American River Bankshares, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and any persons beneficially owning ten percent or more of the Company's common stock to timely file initial reports of ownership and reports of changes in that ownership with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulation to send copies of such reports to the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, the Company believes all such filing requirements applicable to its directors, executive officers and ten percent shareholders were met.

                                 PROPOSAL NO. 2
         RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Perry-Smith LLP, certified public accountants, served the Company as its independent registered public accountant and auditor for the 2006 fiscal year at the direction of the Audit Committee and the Board of Directors of the Company. Perry-Smith LLP has no interests, financial or otherwise, in the Company. The services rendered by Perry-Smith LLP during the 2006 fiscal year were audit services, consultation in connection with various accounting matters, and preparation of the Company's income tax returns.

         The table below summarizes the services rendered to the Company by Perry-Smith LLP during and for the 2006 and 2005 fiscal years.

                                                    2006           2005
                                                 ----------     ----------
         Audit Fees (1)                          $  165,400     $  162,480
         Audit-Related Fees (2)                  $   11,700     $    4,500
         Tax Fees (3)                            $   21,600     $   20,825
         All Other Fees                          $       --     $       --
         Total Accounting Fees                   $  198,700     $  187,805

(1) Audit fees consisted of services rendered by Perry-Smith LLP for the audit of the Company's consolidated financial statements included in the Annual Report on Form 10-K and for reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for fiscal years 2006 and 2005.

(2) Audit-related fees represent fees for professional services such as technical accounting, consulting, and research for 2005 and audit of the Company's 401(k) plan for 2006.

(3) Tax fees consisted principally of services rendered by Perry-Smith LLP for assistance relating to tax compliance and reporting for fiscal years 2006 and 2005.

         The Audit Committee approved each professional service rendered by Perry-Smith LLP during the 2006 and 2005 fiscal years and considered whether the provision of such services is compatible with Perry-Smith LLP maintaining its independence. The approval of such professional services included pre-approval of all audit and permissible non-audit services provided by Perry-Smith LLP. These services included audit, tax and other services described above. The Audit Committee Charter attached as Appendix C includes a policy of pre-approval of all services provided by the Company's independent public accountants. The Audit Committee approved one hundred percent (100%) of all such professional services provided by Perry-Smith LLP during the 2006 and 2005 fiscal years. It is anticipated that one or more representatives of Perry-Smith LLP will be present at the Meeting and will be able to make a statement if they so desire and answer appropriate questions.

         The Board of Directors has selected Perry-Smith LLP to serve as the Company's independent registered public accountants for the year 2007 and recommends that shareholders vote "FOR" the ratification of the selection of Perry-Smith LLP. The ratification of the selection of Perry-Smith LLP as the Company's independent public registered accountants requires approval of a majority of the total number of shares voting at the Meeting. In the event such selection is not ratified, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent registered public accountants for 2007. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the selection of Perry-Smith LLP for the year 2007 will remain in effect; however, the Board of Directors also retains the power to select another independent registered public accounting firm to replace the accountants ratified by the shareholders in the event the Board of Directors determines that the interests of the Company and its shareholders require such a change.

                             AUDIT COMMITTEE REPORT

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

         The Audit Committee consists of the following members of the Company's Board of Directors: Amador A. Bustos, Robert J. Fox (Audit Committee Financial Expert), and William A. Robotham (Chairman). Each such member of the Audit Committee is "independent" as defined under applicable NASDAQ listing rules.

         The Audit Committee operates under a written charter adopted by the Board of Directors, which among other matters, delineates the responsibilities of the Audit Committee. The Audit Committee's responsibilities include responsibility for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accountants engaged (including resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Company's independent registered public accountants report directly to the Audit Committee. The written Audit Committee charter adopted by the Board of Directors is attached to this proxy statement as Appendix C.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2006 with management and Perry-Smith LLP, the Company's independent registered public accountants. The Audit Committee has also discussed with Perry-Smith LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as may be modified or supplemented. The Audit Committee has also received the letter from Perry-Smith LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and the Audit Committee has discussed the independence of Perry-Smith LLP with that firm.

         Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.


/s/ Amador S. Bustos       /s/ Robert J. Fox       /s/  William  A. Robotham
------------------------   --------------------    -------------------------
    Amador S. Bustos           Robert J. Fox            William A. Robotham

                                  ANNUAL REPORT

         The Annual Report of the Company containing audited financial statements for the fiscal year ended December 31, 2006 accompanies this proxy statement.

                                    FORM 10-K

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO STEPHEN H. WAKS, SECRETARY, AMERICAN RIVER BANKSHARES, 3100 ZINFANDEL DRIVE, SUITE 450, RANCHO CORDOVA, CA 95670.

                                     WEBSITE

         Information regarding the Company may be obtained from the Company's website at www.amrb.com. Copies of the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and Section 16 reports by Company insiders, including exhibits and amendments thereto, are available free of charge on the Company's website as soon as they are published by the Securities and Exchange Commission through a link to the Edgar reporting system maintained by the Securities and Exchange Commission. To access Company filings, select the "SEC Filings" menu item on the Company website, then select either "SEC Filings" to view or download copies of reports including Form 10-K, 10-Q or 8-K, or "Section 16 Reports" to view or download reports on Forms 3, 4 or 5 of insider transactions in Company securities.

                            SHAREHOLDERS' PROPOSALS

         Next year's Annual Meeting of Shareholders will be held on May 22, 2008. The deadline for shareholders to submit proposals for inclusion in the proxy statement and form of proxy for the 2008 Annual Meeting of Shareholders is December 23, 2007. Management of the Company will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 23, 2007 deadline. All proposals should be submitted by Certified Mail - Return Receipt Requested, to Stephen H. Waks, Secretary, American River Bankshares, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters, which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.



Dated:   April 19, 2007                AMERICAN RIVER BANKSHARES


                                       By:  /s/ Stephen H. Waks
                                            ----------------------------------
                                            Stephen H. Waks
                                            Corporate Secretary

                                                                      APPENDIX A

                            AMERICAN RIVER BANKSHARES

                               BOARD OF DIRECTORS

                          NOMINATING COMMITTEE CHARTER

I.       Membership

         The Nominating Committee shall be comprised of at least three independent directors appointed annually by the independent members of the Board of Directors. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and the NASDAQ Marketplace Rules.

II.      Purpose

         The purpose of the Nominating Committee is to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and (b) periodically reviewing and making recommendations on the composition of the Board of Directors.

III.     Nomination Process

         1. Candidates shall be evaluated based on the criteria established by the Nominating Committee which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Nominating Committee may determine to be relevant. Candidates selected for consideration as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

         2. Any candidate nominated for election to the Board of Directors must (a) be recommended to the Board of Directors by the unanimous vote of approval of the members of the Nominating Committee and (b) receive a majority of votes in favor of nomination from independent members of the Board of Directors. Directors who are not independent shall not vote, but may be present.

         3. Each candidate recommended by the Nominating Committee shall be required to complete one or more questionnaires and provide such additional information as the Nominating Committee shall deem necessary or appropriate. Such information shall include a personal financial statement and a background investigation using an outside firm which shall, among other matters, (a) verify the accuracy of information provided by the candidate including that the name and social security number is consistent with other information provided, (b) conduct a review of criminal history records, and (c) verify addresses associated with the applicant and identification of persons with whom the applicant has shared addresses.

         4. Each existing member of the Board of Directors whose term is ending must be reviewed for recommendation for re-election by the Nominating Committee. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 3, the Nominating Committee may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such updated information as the Nominating Committee may deem appropriate.

         5. Nominations for existing members of the Board of Directors must receive a majority of votes in favor of nomination from the other independent directors.

IV.      Frequency of Meetings

         The Nominating Committee shall meet at such times as it may deem appropriate, but not less frequently than annually.

V.       Conflicts

         Any conflicts between the provisions of this Charter and the provisions of the Company's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Company's bylaws.

                                                                      APPENDIX B

                            AMERICAN RIVER BANKSHARES

                         COMPENSATION COMMITTEE CHARTER

1. Membership. The Board of Directors of American River Bankshares (the "Company"), upon recommendation of the Chair of the Company, shall appoint a Compensation Committee of at least three (3) members, consisting entirely of independent directors, and shall designate one member as chairperson. The members of the Compensation Committee shall serve at the discretion of the Board of Directors. For purposes hereof, an "independent" director is a director who qualifies as independent under the definition of "independence" contained in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002 and the NASDAQ listing rules.

2. Purposes, Duties and Responsibilities. The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to compensation of the Company's executive officers (the "Executives") and directors, and in the case of stock options, this would include other key employees. It is also its responsibility to review and approve the annual report on compensation for inclusion in the Company's proxy statement for the annual meeting of shareholders under the caption, "Compensation Committee Report." The duties and responsibilities of the Compensation Committee are to:

         A. Provide oversight to the Company's overall compensation strategy and objectives pursuant to the goals of the Company.

         B. Review and recommend to the Board of Directors, changes to the structure and design of the compensation elements for the Executives including: annual base salary, annual cash incentives, long-term equity incentives, retirement plans (401(k), deferred compensation, and salary continuation plans), and change in control benefits and severance.

         C. Review and recommend to the Board of Directors, changes in the structure and design of the compensation elements for the Board of Directors of the Company and subsidiary(ies) and any committees thereof, including cash (meeting fees, retainers), long-term equity incentive plans and the Director Emeritus Program.

         D. Review and recommend to the Board of Directors, the appropriate peer group to be used in benchmarking executive and board compensation.

         E. Recommend annually to the Board of Directors, the compensation of the Chief Executive Officer ("CEO"), including base salary, annual cash incentive opportunity and changes to other compensation elements.

         F. Recommend annually to the Board of Directors, the compensation of other executive officers based on the recommendation of the CEO including base salary, annual cash incentive opportunity and changes to other compensation elements.

         G. Recommend to the Board of Directors the performance metrics and weights of each as required by the Company's Executive Annual Incentive Plan.

         H. Recommend to the Board of Directors, changes to Company Board member and/or subsidiary Board member compensation.

         I. Recommend to the Board of Directors, annual equity grants to the Executives, board members and other key employees, pursuant to Board of Directors approved option granting methodology.

         J. Recommend to the Board of Directors, additions to personnel covered by the Company's Deferred Compensation Plan.

         K. Recommend to the Board of Directors, employment and/or severance agreements for the Executives.

         L. Periodically review and recommend to the Board of Directors, changes to Executive retirement benefits, employment agreements, and change in control benefits and severance plans.

         M. Periodically review the Company succession plans relating to positions held by the Executives and make recommendations to the Board of Directors regarding the process for selecting the individuals to fill these positions.

         N. Evaluate the CEO's performance relative to the goals and objectives of the Company and discuss evaluations of other executive officers with the CEO.

         O. Annually review and recommend changes deemed necessary to the Compensation Committee Charter.

         P. Prepare and submit an appropriate "Compensation Committee Report" pursuant to applicable regulations of the Securities and Exchange Commission for inclusion in the management proxy statement for each annual meeting of shareholders, stating, among other matters, whether (i) the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and (ii) the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in such proxy statement and the Company's Annual Report on Form 10-K.

         Q. Perform such other duties and responsibilities as it may be required by the rules and regulations that govern the Company that are consistent with the purpose of the Compensation Committee, or as the Board of Directors may deem appropriate.

3. Subcommittees. The Compensation Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Compensation Committee consisting of not less than two (2) members of the Compensation Committee.

4. Advisors and Consultants. The Compensation Committee, subject to prior approval of the Board, will have the authority to retain, at the expense of the Company, such outside legal, accounting, consultants, and other experts and advisors, as it determines would be appropriate, to assist the Compensation Committee in the full performance of its functions. The Compensation Committee shall have full delegated authority to retain and terminate any compensation consultant used to assist the Committee in the evaluation of the directors, Chief Executive Officer or other executives, and to approve the consultant's fees and the terms and conditions applicable to the services of the consultant.

5. Meetings. The Compensation Committee will meet as often as may be deemed necessary or appropriate, in the judgment of its Chairperson, either in person or telephonically, and at such times and places as the Compensation Committee determines, but in no event less frequently than three times per year. A majority of the members of the Compensation Committee shall constitute a quorum for all purposes. The CEO is an invited guest to the Compensation Committee meetings and can be present at discussions regarding compensation matters relative to non-CEO executive officers or directors. The CEO cannot be present during deliberations or vote on CEO or non-CEO executive officer compensation matters. The Compensation Committee Chairperson may also invite consultants or other members of management to attend any meeting and provide pertinent information as necessary. The Compensation Committee will report regularly to the full Board with respect to the meetings and activities of the Compensation Committee described in this Charter.

                                                                      APPENDIX C

                            AMERICAN RIVER BANKSHARES

                             AUDIT COMMITTEE CHARTER

PURPOSE

         The Audit Committee ("Committee") is appointed by the Board of Directors to assist the Board of Directors, among other matters, in monitoring the following:

         1. The integrity of the Company's financial statements, financial reporting processes and internal controls regarding finance, accounting, regulatory and legal compliance;

         2. The independence, qualifications and performance of the Company's Independent Registered Public Accounting Firm ("independent public accountants");

         3. The performance of the Company's independent internal control auditors;

         4. Communications among the independent public accountants, management, independent internal control auditors, and the Board of Directors; and

         5. Procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

COMMITTEE MEMBERSHIP

         The Committee shall be comprised of at least three directors. Each member of the Committee shall have the following attributes, subject to permissible exceptions:

         1. Independence, as defined in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable NASDAQ listing rules, including that a member shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

         2. The ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

         At least one member of the Committee shall be an "Audit Committee Financial Expert" as defined in the rules promulgated by the Securities and Exchange Commission, or in the event that no member of the Committee qualifies as an Audit Committee Financial Expert, at least one member of the Committee shall be "financially sophisticated" as defined in applicable NASDAQ listing rules. The members of the Committee shall be appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

MEETINGS

         The Committee shall meet as often as it determines necessary, but not less frequently than quarterly each fiscal year. The Committee shall meet periodically with the Company's management, independent public accountants and independent internal control auditor.

         The Committee may request any officer or employee of the Company, or the Company's counsel, or independent public accountants, or independent internal control auditors, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

         The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment of the independent public accountants (subject, if applicable, to shareholder ratification) and for the retention, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent public accountant shall report directly to the Committee.

         The Committee shall pre-approve all audit services and permissible non-audit services to be performed for the Company by the independent public accountants, subject to any permitted exceptions for pre-approval of non-audit services pursuant to rules and regulations of the Securities and Exchange Commission and/or NASDAQ.

         The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and to any other advisors employed by the Committee.

         The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

         The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

         The Committee, to the extent required by applicable rules or regulations of the Securities and Exchange Commission and/or NASDAQ, or as the Committee deems necessary or appropriate, shall perform the following:

         1.       Financial Statement and Disclosure Matters

         (a) Review with management and the independent public accountants the annual audited financial statements, including disclosures made in the Company's Annual Report on Form 10-K.

         (b) Review with management, the independent public accountants, the independent internal control auditors and Company counsel any certification provided by management related to the Company's financial statements. Review with management, the independent public accountants, and the independent internal control auditors management's assertion regarding the design effectiveness and operation efficiency of the Company's internal controls over financial reporting and compliance with the applicable laws and regulations.

         (c) Review with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any material issues as to the adequacy of the Company's internal controls and any actions taken or adopted in light of material control deficiencies.

         (d) Review a report by the independent public accountants concerning (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (iii) any other material written communications between the independent public accountants and the Company's management.

         (e) Review with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

         (f) Review with management the Company's major financial risk exposures and the actions management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         (g) Review with the independent public accountants (i) the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented;
(ii) the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the independence of the independent public accountants related thereto; and (iii) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         (h) Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         2.       Independent Public Accountant Oversight

         (a) Review the length of time the lead and concurring partner of the independent public accountants team has been engaged to audit the Company.

         (b) On an annual basis, the Committee shall review and discuss with the independent public accountants (i) all relationships they have with the Company that could impair the independent public accountant's independence, (ii) the independent public accountant's internal quality control procedures, and
(iii) any material issues raised by the most recent internal quality control review or peer review of the independent public accountant's firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent public accountant's firm, and the steps taken to deal with those issues.

         (c) Ensure the rotation of the lead audit partner of the independent public accountants having primary responsibility for the Company's audit and the audit partner responsible for reviewing the audit to the extent required by applicable law or regulation.

         (d) Prohibit, to the extent required by applicable law or regulation, the hiring of any employee of the independent public accountants who was engaged on the Company's account and who would be employed by the Company in a financial reporting oversight role.

         (e) Meet with the independent public accountants prior to the Company's audit to discuss the planning and staffing of the audit.

         3.       Internal Audit Oversight

         (a) Approve the appointment and replacement of the independent firm of independent internal control auditors; including the independence and authority of the auditors' reporting obligations.

         (b) Review significant reports to management prepared by the auditors and management's responses.

         (c) Review with the auditors and management the auditors' responsibilities, budget and staffing and any recommended changes in the planned scope of the independent internal control audit.

         (d) Review the audit scope and audit staffing plan and discuss the completeness of coverage and effective use of audit resources with both the auditors and the independent public accountants.

         (e) Review with the auditors a progress report on the internal audit plan and any significant changes with explanations for any changes from the original plan.

         (f) Receive confirmation from both the auditors and the independent public accountants that no limitations have been placed on the scope or nature of their audit process or procedures.

         4.       Compliance and Internal Control Oversight

         (a) Review reports and disclosures of insider and affiliated party transactions.

         (b) Review with management and the independent public accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's internal controls, financial statements or accounting policies.

         (c) Review legal matters that may have a material impact on the financial statements or the Company's compliance policies with the Company's counsel.

         (d) Review the adequacy and effectiveness of the Company's internal controls and security matters with management, the independent internal control auditors and the independent public accountants.

                           ^ DETACH PROXY CARD HERE ^

--------------------------------------------------------------------------------
                     |  PROXY
                     |
                     |  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     |                  AMERICAN RIVER BANKSHARES
                     |    for the Annual Meeting of Shareholders May 17, 2007
PLEASE DETACH HERE   |
---------------------| The undersigned shareholder(s) of American River
You Must Detach      | Bankshares (the "Company") hereby appoint(s) David T.
This Portion         | Taber and Mitchell A. Derenzo as proxyholders, each with
of the Proxy Card    | full powers of substitution, to represent and to vote all
Before Returning     | stock of the Company which the undersigned is (are)
it in the            | entitled to vote at the Annual Meeting of Shareholders of
Enclosed Envelope    | the Company to be held on Thursday, May 17, 2007 at the
                     | North Ridge Country Club, located at 7600 Madison Avenue,
                     | Fair Oaks, California 95628, and at any and all
                     | postponements or adjournments thereof, as fully and with
                     | the same force and effect as the undersigned might or
                     | could do if personally present at the Meeting and at any
                     | and all postponements or adjournments thereof, upon the
                     | following items on the reverse side of the proxy.
                     |
                     | The Board of Directors recommends a vote "FOR" Proposal
                     | No. 1 and Proposal No. 2 set forth on the reverse side.
                     | This proxy, when properly executed, will be voted as
                     | directed herein by the undersigned shareholder(s). If no
                     | direction is indicated, this proxy will be voted "FOR"
                     | ALL nominees listed in Proposal No. 1, "FOR" Proposal No.
                     | 2 and in the proxyholders' discretion as to any other
                     | business, which may come before the Meeting.
                     |
                     |
                     |     PLEASE SIGN AND DATE ON REVERSE SIDE
                     |

                         ^        DETACH PROXY CARD HERE       ^
----------------------------------------------------------------------------------------------------------------------------------
1. Election of  Directors. To elect the following three (3)    2. Ratification of Independent Public Accountants.    |<
   nominees as Class II  directors to serve until the 2008        To ratify the selection of Perry-Smith LLP as      |PLEASE DETACH
   Annual Meeting of Shareholders and until their successors      independent registered public accountants          |    HERE
   are duly elected and qualified: Dorene C. Dominguez,           for the 2007 fiscal year.                          |--------------
   Stephen H. Waks and Michael A. Ziegler                                                                            |  You Must
                                                                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN                |  Detach This
                                                                                                                     |  Portion of
   To elect the following three (3) nominees as                                                                      |  the Proxy
   Class III directors to serve until the 2009 Annual          3. Other Business. To transact such other business    |  Card Before
   Meeting of Shareholders and until their successors             as may properly come before the Meeting and any    |  Returning
   are duly elected and qualified: Charles D. Fite,      .        postponements or adjournments thereof.             |  it in the
   Robert J. Fox and Roger J. Taylor, D.D.S                                                                          |  Enclosed
                                                                                                                     |  Envelope
   To elect the following three (3) nominees as                   Please date this Proxy and sign your name(s)       |
   Class I directors to serve until the 2010 Annual               exactly as set forth on your stock certificate(s). |
   Meeting of Shareholders and until their successors             When signing as attorney, executor, conservator,   |<
   are duly elected and qualified:  Amador S. Bustos,             administrator, trustee, guardian, officer or in a  |
   William A. Robotham and David T. Taber                         similar representative capacity, please give full  |
                                                                  title. If a corporation, please sign the full      |
   [ ] FOR ALL                    [ ]    WITHHOLD ALL             corporate name by the president or other           |
   [ ] FOR ALL EXCEPT Nominee(s) Written Below:                   authorized officer. If a partnership, please sign  |
                                                                  the full partnership name by an authorized         |
    ___________________________________________________           partner. If more than one trustee, all should      |
    Number of Shares: _________________________________           sing. All joint owners should sign.                |
    Date:  _______________________, 2007                                                                             |
    I/we do [ ] do not [ ] expect to attend the Meeting                                                              |
                                                                        Signature of Shareholder(s)                  |
                                                                                                                     |
                                                                        _____________________________                |
                                                                                                                     |
                                                                        _____________________________                |
                                                                        Please print name(s)                         |
                                                                                                                     |
                                                                        THIS PROXY IS SOLICITED ON BEHALF OF         |
                                                                        THE BOARD OF DIRECTORS, AND MAY BE           |
                                                                        REVOKED BY THE SHAREHOLDER(S) PRIOR TO       |
                                                                        ITS EXERCISE BY FILING WITH THE              |
                                                                        CORPORATE SECRETARY OF THE COMPANY AN        |
                                                                        INSTRUMENT REVOKING THIS PROXY OR A          |
                                                                        DULY EXECUTED PROXY BEARING A LATER          |
                                                                        DATE OR BY APPEARING IN PERSON AND           |
                                                                        VOTING AT THE MEETING                        |
                                                                                                                     |







